UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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The National Bank of Indianapolis Corporation

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THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
2010 NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT

The National Bank of Indianapolis Corporation
107 North Pennsylvania Street
Suite 700
Indianapolis, Indiana 46204
(317) 261-9000
Notice of the 2009
Annual Meeting of Shareholders
The annual meeting of shareholders of The National Bank of Indianapolis Corporation will be held on June 17, 2010, at 3:00 p.m., local time, at the main office of the Company at 107 North Pennsylvania Street, Indianapolis, Indiana to consider and take action on the following matters:
1.	The election of Michael S. Maurer and William S. Oesterle as directors of The National Bank of Indianapolis Corporation to serve a three-year term expiring in 2013;
2.
The proposed amendment and restatement of the National Bank of Indianapolis Corporation 2005 Equity Incentive Plan to increase the number of shares available for issuance under the plan by 400,000 shares to 733,000 shares;

3.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2010; and
4.	The transaction of any other business that is properly raised at the meeting.
Your Board of Directors recommends a vote “in favor of” the three proposals.
Only those shareholders of record at the close of business on April 22, 2010 shall be entitled to notice of and to vote at the annual meeting.

By Order of the Board of Directors.

Indianapolis, Indiana
May 18, 2010

MICHAEL S. MAURER
Chairman of the Board
Important—Please mail your proxy promptly.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be
Held on June 17, 2010. This proxy statement, proxy card and our 2010 Annual Report to
Shareholders are available at
http://www.nbofi.com/proxy

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented, regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the Annual Meeting.
The date of this Proxy Statement is May 18, 2010.

The National Bank of Indianapolis Corporation
107 North Pennsylvania Street
Suite 700
Indianapolis, Indiana 46204
PROXY STATEMENT
ANNUAL MEETING INFORMATION
This proxy statement contains information related to the annual meeting of shareholders of The National Bank of Indianapolis Corporation to be held on June 17, 2010, beginning at 3:00 p.m., local time, at the main office of the Company located at 107 North Pennsylvania Street, Suite 700, Indianapolis, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company’s Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about May 18, 2010.
As of the close of business on April 22, 2010, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 2,307,969 shares of common stock issued and outstanding, which were held by approximately 673 shareholders of record. The Company has no other outstanding securities entitled to vote.
Why did I receive this proxy statement?
On or about May 18, 2010, we began mailing this proxy statement to everyone who was a shareholder as of the record date of April 22, 2010. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders’ meeting.
More importantly, this proxy statement:
•	includes detailed information about the matters that will be discussed and voted on at the meeting, and
•	provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.
Who will solicit the proxies and who is paying for them?
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company from the shareholders. The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.
What will occur at the annual meeting?
First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be “present” at the meeting if the shareholder:
•	is present in person, or
•	is not present in person but has voted by proxy card prior to the meeting.

A “quorum” is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum.
If a quorum is present at the meeting, then we will vote on:
•	a proposal to elect Michael S. Maurer and William S. Oesterle for three year terms as members of our Board of Directors;
•
a proposal to amend and restate the National Bank of Indianapolis Corporation 2005 Equity Incentive Plan (the “2005 Plan”) to increase the number of shares available for issuance under the plan by 400,000 shares to 733,000 shares;

•	a proposal to ratify our Audit Committee’s appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and
•	any other matters which are properly raised at the meeting.
Mr. Maurer and Mr. Oesterle are incumbent directors.
On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted. Your vote is completely confidential.
Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.
After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.
The Board of Directors recommends that you vote FOR each of the proposals.
How many votes are necessary to elect the nominees for director and approve other matters?
The director nominees will be elected by a plurality of the votes cast at the annual meeting. Other matters, such as the amendment and restatement of the Company’s 2005 Equity Incentive Plan and the ratification of the appointment of the independent registered public accounting firm, will be approved if the votes cast favoring the action exceed the votes cast opposing the action. On matters other than the election of director nominees, you may vote “for,” “against” or “abstain.” Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Indiana law. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called “broker non-votes.” They are counted to determine if a quorum is present, but are not considered a vote cast under Indiana law. Broker non-votes will not affect the outcome of a vote on a particular matter.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?
You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on the ratification of the Audit Committee’s appointment of the Company’s independent public accounting firm. Your broker will not be entitled to vote your shares with respect to the election of directors or the proposed amendment and restatement of the Company’s 2005 Equity Incentive Plan.
Who will count the votes?
Tellers appointed at the annual meeting will count the votes cast by proxy or in person.
How do I vote if I’m not planning to attend the annual meeting?
Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:
•	FOR the persons nominated for election as directors,
•	FOR the amendment and restatement of the Company’s 2005 Equity Incentive Plan; and
•	FOR ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.
What if other matters come up during the meeting?
If any matters other than those referred to in the notice of annual meeting of shareholders properly come before the meeting, the individuals named in the accompanying form of proxy will vote the proxies held by them as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. The Company is not aware of any business other than the items referred to in the notice of annual meeting of shareholders that may be considered at the meeting.
If for any reason any of the director/nominees becomes unable or is unwilling to serve at the time of the meeting (an event which the Board of Directors does not anticipate), the persons named as proxies in the accompanying form of proxy will have discretionary authority to vote for a substitute nominee or nominees named by the Board of Directors if the Board of Directors elects to fill such nominees’ position. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
What if I want to change my vote or revoke my proxy?
You can change your vote or revoke your proxy on a proposal any time before the meeting for any reason. To change your vote or to revoke your proxy before the meeting:
•	write to our President at 107 North Pennsylvania Street, Suite 700, Indianapolis, Indiana 46204,
•	submit another properly signed proxy with a more recent date, or
•	vote in person at the meeting.
How do I raise an issue for discussion at an annual meeting?
Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year’s proxy statement and proxy card must be received by the Company not later than January 18, 2011. If notice of any other shareholder proposal intended to be presented at the 2011 annual meeting is not received by the Company on or before April 3, 2011, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the President of the Company.

If a shareholder raises a matter at the meeting that was not included in the proxy statement and that requires a shareholder vote, the person to whom you have given your proxy will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
Where can I find the voting results of the meeting?
We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2010.
PROPOSAL ONE — ELECTION OF DIRECTORS
Two directors will be elected at the annual meeting. If elected, Michael S. Maurer and William S. Oesterle will serve a three-year term lasting until the 2013 annual meeting and until their respective successors are chosen and qualified. For more information about the nominees, see “Other Information You Need to Make an Informed Decision.”
This year’s nominees for election to the Board of Directors are as follows:
Michael S. Maurer
Director since 1993
Age 67
William S. Oesterle
Director since 2007
Age 44
Our Board of Directors recommends that you vote FOR the election of Michael S. Maurer and William S. Oesterle.
PROPOSAL TWO — APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
2005 EQUITY INCENTIVE PLAN
Summary of the Proposed Changes to the 2005 Equity Incentive Plan.
On April 15, 2010, upon the recommendation of our Compensation Committee, our board of directors adopted, subject to shareholder approval, an amendment and restatement of our 2005 Equity Incentive Plan to increase the number of shares that may be issued under the 2005 Plan by 400,000 shares, or from 333,000 shares to 733,000 shares. A copy of the 2005 Plan, as proposed to be amended and restated, is attached as Appendix A to this proxy statement.

Reasons for the Proposed Change to the 2005 Equity Incentive Plan.
The 2005 Plan, which became effective on July 1, 2005, was adopted by our board of directors on April 21, 2005 and approved by our shareholders on June 16, 2005. The 2005 Plan is our only equity plan for issuing equity incentive compensation to eligible employees. Our board of directors believes that the amendment and restatement of the 2005 Plan is in the best interest of shareholders and the Company because:
•	equity awards are one of the principal components of our executive compensation, and
•	awards granted under the plan help to attract, motivate, and retain talented employees, align employee and stockholder interests, and link employee compensation with Company performance.
The proposed increase in the number of shares authorized for issuance under the 2005 Plan will provide the Compensation Committee with greater flexibility to grant or award additional equity compensation in the future as deemed appropriate.
Summary of the Plan.
Purpose
The 2005 Plan is designed to promote the interests of the Company and the Bank by encouraging our officers and employees to continue their association with us by providing additional incentive and opportunity through stock ownership. We believe that by increasing the proprietary interest of our employees in the Company, thereby linking their personal interest in the Company’s continued success and progress and further align the employees’ interests with those of our shareholders, we will be better able to promote the long-term financial success of the Company and be better able to attract, retain and reward the employees who can contribute to our success.
General
The 2005 Plan is administered by the Compensation Committee, which is composed of members of the board of directors who are both non-employee directors and outside directors, as these terms are used in Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code, respectively. The Compensation Committee designates employees, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of the awards.
The 2005 Plan provides for the grant of non-qualified and incentive stock options and awards of shares of restricted stock.
If amended as proposed, a maximum of 733,000 shares of the Company’s stock may be issued to Participants or their beneficiaries under the 2005 Plan. The shares of stock with respect to which awards may be made under the 2005 Plan will be:
•	shares currently authorized but unissued;
•	shares currently held or acquired by Company as treasury shares, including shares purchased in the open market or in private transactions; or
•	a combination of the above.
In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, recapitalization, reclassification, reorganization, merger, consolidation or similar transactions which results in a change in control of the Company, the Compensation Committee may adjust awards to preserve the benefits or potential benefits of the awards.

Except as otherwise provided by the Compensation Committee in the stock award agreement, awards of non-qualified stock options under the 2005 Plan cannot be transferred, except as designated by the participant by will or by laws of descent and distribution. Awards of incentive stock options and shares of restricted stock cannot be transferred.
Eligibility
Officers and key employees of the Company or its subsidiaries are eligible to become participants in the 2005 Plan. As of April 28, 2010, the Company and its subsidiaries had approximately 270 employees. The Compensation Committee determines the specific employees who are granted awards under the 2005 Plan and the type and amount of any such awards.
Options
The Compensation Committee may grant an incentive stock option or non-qualified stock option to purchase stock at a specified exercise price. The exercise price for an option cannot be less than the fair market value of the stock to which the option relates at the time the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by our shareholders or as adjusted for corporate transactions described above.
Options will be exercisable in accordance with the terms established by the Compensation Committee. The full purchase price of each share of stock purchased on the exercise of any option will be paid at the time of exercise. Except as otherwise determined by the Compensation Committee, the exercise price will be payable in cash, by promissory note (as permitted by law), in shares of stock owned by the optionee (valued at fair market value as of the day of exercise), or a combination thereof. The Compensation Committee, in its discretion, may impose such conditions, restriction, and contingencies on stock acquired pursuant to the exercise of an option as it determines to be desirable.
Restricted Stock
The following types of restricted awards may be granted, as determined by the Compensation Committee:
•	Shares that may be in return for previously performed services;
•	Shares that are contingent on the achievement of performance or other objectives during a specified period; and
•
Shares that are subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

Restricted stock awards will be subject to such conditions, restrictions and contingencies as the Compensation Committee determines.

Change in Control
Upon a change in control of the Company all outstanding options held by a participant who is employed by, or providing services to, the Company or its subsidiaries at the time of such change in control, will become fully exercisable and all restricted stock awards will become fully vested (subject to limitations on performance-based awards). For the purposes of the 2005 Plan, a “change in control” is generally deemed to occur when (i) following any merger or similar transaction which involves the Company or any subsidiary, shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than 50 percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any subsidiary; (iii) any tender, exchange, sale or other disposition or purchases (other than purchases by the Company or any Company-sponsored employee benefit plan, or purchases by members of the Board of the Company or any subsidiary) of more than 25 percent of the common stock of the Company or any subsidiary; (iv) during any period of two consecutive years, individuals who at the date of the adoption of the Plan constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; or (v) a majority of the Board or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. A Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.
Amendment and Termination
The board of directors may, at any time, alter, amend, modify, suspend or discontinue the 2005 Plan, but may not, without the consent of the effected participant or without the approval of the shareholders, make any alteration which would increase the aggregate number of shares subject to an award (except in connection with a corporate transaction involving the stock of the Company as described above), decrease the exercise price of a stock option (except in the case of a corporation transaction as described above), permit any member of the Compensation Committee to be eligible for an award of an option or restricted stock, withdraw administration of the Plan from the Compensation Committee or the Board of Directors, extend the term of the 2005 Plan, extend the period during which awards of restricted stock will vest, change the manner of determining the exercise price of options, change the class of individuals eligible for awards, or, without the consent of the effected participant, alter or otherwise impair any stock option or award of restricted stock.
United States Income Tax Considerations
The following is a summary of the United States of America federal income tax consequences that may arise in conjunction with participation in the 2005 Plan.
Non-Qualified Options. The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will realize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares; and, the Company will be entitled to a corresponding tax deduction. Gains or losses realized by the participant on disposition of the shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. Likewise, the exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of the stock to the participant on the exercise of the option, then, on disposition of the shares, any amount realized in excess of the exercise price will be taxed to the participant as long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary compensation income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized on disposition of the shares over the exercise price; and, the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized on the disposition of the shares.
Restricted Stock. A participant who has been granted an award of restricted stock will not realize taxable income at the time of grant, provided that that the stock subject to the award is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. On the vesting of restricted stock, the participant will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding tax deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding tax deduction.
Withholding Of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards (except in the case of incentive stock options) or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy the Company’s minimum statutory withholding obligation.
Change In Control. Any acceleration of the vesting or payment of awards under the 2005 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2005 Plan. A participant may also be subject to state and local taxes in connection with the grant, exercise and vesting of awards under the 2005 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Amended and Restated 2005 Plan Benefits
The benefits to be received by Plan participants, including the executive officers of the Corporation, and the number of number and types of awards to be made pursuant to the 2005 Plan is subject to the discretion of the Committee and are thus not determinable at this time.
Board Recommendation.
Shareholders are being asked to approve the amendment and restatement of the 2005 Plan so that we can continue to attract and retain outstanding and highly skilled employees. If approved, we believe that the 2005 Plan, as amended and restated, will be a critical factor in attracting, retaining, and rewarding the high caliber employees that are essential to our future success. If the shareholders do not approve the amendment and restatement of the 2005 Plan, the 2005 Plan will not be amended or restated, but will continue in effect in accordance with its existing terms.
Our Board of Directors recommends that you vote FOR this proposal.
PROPOSAL THREE — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors appointed Crowe Horwath LLP to serve as our independent registered public accounting firm for the 2010 fiscal year and is soliciting your ratification of that selection. During the two most recent fiscal years neither the Company nor anyone acting on behalf of the Company consulted Crowe Horwath LLP regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.
Your ratification of the Audit Committee’s selection of Crowe Horwath LLP is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm. However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future. A representative of Crowe Horwath LLP may be present at the Annual Meeting and will have the opportunity to make a statement or respond to any appropriate questions that shareholders may have.
On December 7, 2007, the Company, upon the approval of the Audit Committee, notified Ernst & Young LLP that it would be dismissed as the independent registered public accounting firm of the Company after completion of the audit of the Company’s financial statements for the fiscal year ending December 31, 2007. In connection with the filing, on March 14, 2008, of the Company’s Annual Report for 2007, Ernst & Young completed its procedures regarding the Company’s financial statements as of and for the fiscal year ended December 31, 2007 and thereby completed its services as the Company’s independent registered public accounting firm. Ernst & Young’s audit reports on the Company’s financial statements for the periods ended December 31, 2007 and 2006, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During fiscal years 2005, 2006 and 2007, (i) there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its report and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

On December 7, 2007, the Company engaged Crowe Chizek and Company, LLC (n/k/a Crowe Horwath LLP) as the Company’s principal independent registered public accounting firm for the Company’s fiscal year 2008. The Audit Committee of the Company’s Board of Directors authorized the engagement of Crowe Horwath LLC. During the two most recent fiscal years and the subsequent interim period, neither the Company nor anyone acting on behalf of the Company, consulted Crowe Horwath LLC regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.
Our Board of Directors recommends a vote FOR the ratification of the selection of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.
OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION
DIRECTORS OF THE COMPANY
Who is on our Board of Directors?
The directors, including nominees, are listed in the table below. Each director elected by shareholders serves a term of three years or until their respective successors are chosen and qualified. The following directors are independent (as defined in the NASDAQ listing standards): Kathryn G. Betley, David R. Frick, Andre B. Lacy, William S. Oesterle, Michael S. Maurer, Todd H. Stuart, and John T. Thompson. Morris L. Maurer, the President and Chief Executive Officer of the Company and the Bank, and Philip B. Roby, the Executive Vice President and Chief Operating Officer of the Company and the Bank, are the only two directors who are not independent.

Directors with Terms Expiring in 2010

Name	Age	Office and Business Experience for the Past Five Years

MICHAEL S. MAURER	67	Mr. Maurer, the chairman of the Board of the Company and the Bank, was self-employed as an attorney from 1969 through 1988. In 1990, Mr. Maurer became chief executive officer and fifty percent owner of IBJ Corp., a publishing company which owns The Indianapolis Business Journal, The Court and Commercial Record, and Indiana Lawyer. From April 1991 through December 1992, Mr. Maurer served as a director and member of the Executive Committee of Merchants National Bank/National City Bank, Indianapolis, Indiana. From 2005 through 2006, Mr. Maurer served as President of the Economic Development Corporation and in 2006 served also as Secretary of Commerce. We believe that Mr. Maurer’s past experience as a director of a financial institution, diverse entrepreneurial and board experience and extensive involvement and contacts in our community make him a valuable member of our Board.

WILLIAM S. OESTERLE	44	Mr. Oesterle, a director, was elected to the Board effective January 1, 2007. In 2007, Mr. Oesterle was reelected for term of three years which expires in 2010. Mr. Oesterle is one of the founders of Angie’s List and has served as a member of its board of managers since the company’s inception in June of 1995. He joined as chief executive officer of Angie’s List on January 1, 1999. Prior to joining Angie’s List, Mr. Oesterle had been a partner with CID Equity Partners, a Midwest-based venture capital firm. Mr. Oesterle currently serves on the board of directors of Purdue Research Foundation and is a trustee at Purdue University. In addition, Mr. Oesterle founded and currently serves on the board of directors of The Governor Bob Orr Indiana Entrepreneurial Fellowship, which pairs top Indiana college graduates with some of Indiana’s fastest growing entrepreneurial companies for a two-year fellowship. In 2004, he managed the successful “Mitch Daniels for Governor” campaign. We believe that Mr. Oesterle’s management and entrepreneurial experience, venture capital experience, and involvement and contacts in our community make him a valuable member of our Board.

Directors with Terms Expiring in 2011

Name	Age	Office and Business Experience for the Past Five Years

ANDRE B. LACY	70	Mr. Lacy, a director, began his career in 1961 with the predecessor of LDI, Ltd., U.S. Corrugated-Fiber Box, Co., as an analyst. Mr. Lacy held various positions with the company and is currently chairman of the board of LDI Ltd., LLC and its subsidiaries. Its various entities include: Lacy Distribution, Inc.; Tucker-Rocky Distributing; and FinishMaster, Inc. Mr. Lacy was a director of Merchants National Bank & Trust Company and Merchants National Corporation/National City Corporation from 1979 through 1992. He also served as chairman of the finance committee and as a member of the executive committee. Mr. Lacy is currently a director of Patterson Companies, Inc., St. Paul, Minnesota, and Herff Jones, Indianapolis, Indiana. We believe that Mr. Lacy’s past experience as a director of a financial institution, his management experience, his board experience, and his contacts and involvement in the community make him a valuable member of our Board.

MORRIS L. MAURER	58	Mr. Maurer is the president, chief executive officer and a director of the Company and the Bank. He has served in that capacity since the inception of the Company and the Bank. He was employed by Indiana National Bank/INB Financial Corporation from 1975 through 1992. In Mr. Maurer’s capacity as senior vice president, he was responsible for corporate-wide strategic planning, venture capital, chairman of corporate and lead bank ALCO committees, mergers and acquisitions, and economic research. We believe that Mr. Maurer’s banking experience, management experience and position with the Company and his involvement and contacts in our community make him a valuable member of our Board.

TODD H. STUART	44	Mr. Stuart, a director, has been employed by Stuart’s Household Furniture Moving & Storage, Inc., a household and commercial moving, packing and warehousing business since 1983. As vice president of the company, Mr. Stuart’s responsibilities include sales, daily operations and supervision of more than 40 employees. Mr. Stuart is also president of National Environmental, which provides waste water and environmental clean up services and employs approximately 15 employees. Mr. Stuart currently serves on the Indiana State Lottery commission which is appointed by Governor Daniels, and was appointed by Indianapolis Mayor Ballard to serve on the Indianapolis Infrastructure Committee. We believe that Mr. Stuart’s management experience and involvement and contacts in our community make him a valuable member of our Board.

Directors with Terms Expiring in 2012

Name	Age	Office and Business Experience for the Past Five Years

KATHRYN G. BETLEY	67	Ms. Betley, a director since 1995, was chairperson of the board, secretary and co-owner of Romancing the Seasons, a retail store located in Indianapolis, from 1989 through 2005. Ms. Betley is currently retired. Ms. Betley is an active community volunteer in the Indianapolis area and is involved with and serves on the boards of many civic organizations. We believe that Ms. Betley’s history of management and extensive community contacts and involvement make her a valuable member of our Board.

DAVID R. FRICK	65	Mr. Frick, a director, is retired from WellPoint, Inc. (the country’s largest health insurance company, which merged with Anthem Insurance), where he served as the executive vice president and chief legal and administrative officer from 1995 until his retirement in June 2005. Prior to joining Anthem Insurance, he served as a director. Mr. Frick was a partner at the law firm of Baker & Daniels from 1982 to 1995, and he was managing partner from 1987 to 1992. He was Deputy Mayor of the City of Indianapolis from 1977 to 1982. He also is a director of Statewide Mobility Partners (joint venture between Cintra Concessiones and Marquarie Infrastructure Group to operate toll roads); My Health Care Manager, LLC (elder health care manager); Artistic Media Partners, Inc. (radio stations); GS & J Investments, LLC (real estate); and chairman of the board of the Indiana Stadium and Convention Building Authority (the entity building the new stadium and major expansion of the convention center in downtown Indianapolis). We believe that Mr. Frick’s extensive management experience in private and public companies, community involvement and contacts, and board experience make him a valuable member of the Board.

PHILIP B. ROBY	66	Mr. Roby is the executive vice president, chief operating officer and a director of the Company and the Bank and is also the chief lending officer of the Bank. He has served in those capacities since the inception of the Company and the Bank. He began his career at The Indiana National Bank in 1965, concentrating primarily in the commercial lending areas, and in 1990 became president of INB Banking Company, Northeast, an affiliate bank of INB Financial Corporation, located in Fort Wayne, Indiana. We believe that Mr. Roby’s banking experience, management experience and position with the Company and his involvement and contacts in our community make him a valuable member of our Board.

Name	Age	Office and Business Experience for the Past Five Years

JOHN T. THOMPSON	55	Mr. Thompson is Chairman and Chief Executive Officer of the following, Indianapolis based organizations:
		Thompson Distribution Company, Inc., a distributor of mechanical supplies and equipment; First Electric Supply Company, LLC, a distributor of electrical supplies and equipment; CMID, an architectural and engineering design firm; and BC Countertops, a construction firm. Mr. Thompson also served as a consultant for McKinsey and Company in the New York and London offices from 1981-1982. From 1984 to 2001, Mr. Thompson served as vice president of Mays Chemical Company, Inc., responsible for marketing, sales, customer service and purchasing. He serves on the Board of Herff Jones and its audit, compensation and finance committees as well as the board of several government and non-profit organizations. We believe that Mr. Thompson’s extensive management and board experience and his involvement and contacts in our community make him a valuable member of our Board.
The number of directors on the Board of Directors is fixed at nine members.
Certain Relationship. Certain family relationships exist among the directors of the Company. Michael S. Maurer and Morris L. Maurer are cousins. There are no arrangements or understandings between any of the directors pursuant to which any of them have been selected for their respective positions.
Board Committees and Meeting Attendance. The Board has established a number of committees which facilitate their administration and oversight of the Company and the Bank. Among these committees are a Compensation Committee and the Audit Committee. Committees report their actions to the full Board at its next regular meeting. A description of the membership and duties of these committees is set forth below.
The Board of Directors held 11 regular meetings in 2009 and no special meetings. None of the directors of the Company attended fewer than 75% of the total number of meetings of the Board and the committees on which he or she served.
The Company does not have a policy which requires the directors to attend the annual meeting. All of the directors of the Company attended the 2009 annual meeting, except for Ms. Betley.
The Company has no standing nominating committee or any committee performing similar functions; such functions are performed by the Board as a whole. The Board believes that because seven of the nine incumbent directors are “independent,” as defined in the NASDAQ listing standards, it is appropriate for the entire Board of Directors to discuss and consider matters relating to nominations and the selection of director nominees. Morris L. Maurer and Philip B. Roby are not considered independent for this purpose. Because of the manner in which the Board of Directors identifies potential directors, the Board of Directors does not have a formal policy with respect to the consideration of any nominees recommended by a shareholder. In the nomination process, the Board of Directors identifies director nominees through a combination of referrals, including by management, existing board members and shareholders. Nominees recommended by a shareholder will be evaluated on the same basis as other nominees. Once a candidate has been identified, the Board of Directors reviews the individual’s experience and background and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, certain Directors may meet with the proposed nominee before making a final determination. The Board considers all factors it deems relevant regarding a possible director nominee, including his or her business experience, civic involvement, and general reputation in the community. In this respect, the Board has not identified any specific minimum qualifications which must be met to be considered as a nominee. The Company does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Board strives to nominate Directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate experience, talent, skills, and expertise to oversee the Company’s businesses.

Compensation Committee. The Compensation Committee is comprised of Mr. Frick (the Chairperson), Mr. Lacy, Mr. Stuart, and Mr. Michael S. Maurer. The Compensation Committee held two meetings in 2009. All members of the Compensation Committee are independent, as defined in the NASDAQ listing standards. The Compensation Committee has not adopted a written charter. The Compensation Committee:
•	determines executive compensation; and
•	considers and makes recommendations with respect to other compensation matters to the Board of Directors.
Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or the Bank. No executive officer of the Company or the Bank serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors, nor has such an interlocking relationship existed in the past.
Audit Committee. The Audit Committee is comprised of Ms. Betley (Chairperson), Mr. Lacy, and Mr. Thompson. The Audit Committee held seven meetings in 2009. All members of the Audit Committee are independent, as defined in the NASDAQ listing standards. The Board of Directors has determined that Mr. Lacy is an “audit committee financial expert,” as defined by the regulations of the Securities and Exchange Commission. A copy of the Company’s Audit Committee Charter is attached as Appendix B.
The principal functions of the Audit Committee include:
•	Annually evaluating and appointing the external auditor;
•
Reviewing with the external auditor and with management the proposed scope of the annual audit, past audit experience, the Company’s program for the internal examination and verification of its accounting records and the results of recently completed internal examinations;

•	Reviewing any significant disagreements between management and the external auditor in connection with the preparation of the financial statements;
•	Discussing the quality and adequacy of the Company’s disclosure controls and internal controls with management, the internal auditors and the external auditor;
•	Reviewing the Company’s annual and quarterly filings with the Securities and Exchange Commission; and
•	Reviewing with the Bank’s compliance officer the Bank’s compliance with regulatory requirements.
How was the current slate of nominees for director selected?
The Board of Directors selected this year’s slate of candidates. The Company received no shareholder recommendations for nomination to the Board of Directors in connection with the 2010 Annual Meeting of Shareholders. Mr. Maurer and Mr. Oesterle are incumbent directors, each elected by the shareholders, standing for re-election. Mr. Maurer and Mr. Oesterle abstained from participating in discussions regarding or voting upon their selection as nominees.

How is the Board leadership structured and what is is the Board’s role in risk oversight?
The Company has always separated the positions of chairman of the board and chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the demands placed on the chief executive officer and the commitment required to serve as our chairman continue to grow. While our bylaws do not require that our chairman and chief executive officer positions be separate, the Board believes that having separate positions and having an independent outside director serve as chairman is the appropriate leadership structure for the Company. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, compliance risk and transaction risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board and its committees have responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board believes that establishing the right “tone at the top” and that full and open communication between management and the Board of Directors are essential for effective risk management and oversight. Our Chairman communicates regularly with our president and chief executive officer to discuss strategy and risks facing the Company. Members of executive management attend the monthly Board meetings and are available to address any questions or concerns raised by the Board on risk management-related and any other matters. Each month, the Board of Directors receives presentations from executive management on strategic matters involving our operations. The Board meets with executive management to discuss strategies, key challenges, and risks and opportunities for the Company. While the Board is ultimately responsible for risk oversight at our Company, our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Board has designated the Audit Committee to take the lead in overseeing risk management and the Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the Committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes.
How is our Board of Directors paid?
The following table details compensation of Directors, other than Morris L. Maurer and Philip B. Roby, for 2009. Morris L. Maurer and Philip B. Roby, each of whom is a director and executive officer, receive no fees in their capacity as a director. For information regarding Mr. Maurer’s and Mr. Roby’s compensation, see the Summary Compensation Table on page 25 and the Compensation Discussion and Analysis beginning on page 18.

Director Compensation

	Fees Earned or Paid	Stock
	in Cash	Awards[2]	Total
Name	($)	($)	($)
(a)	(b)	(c)	(h)
Michael S. Maurer [1]	$40,023	$39,977	$80,000
Kathryn G. Betley [1]	$16,250	$9,984	$26,234
David R. Frick	$13,183	$9,984	$23,167
Andre B. Lacy [1]	$15,849	$9,984	$25,833
William S. Oesterle	$12,850	$9,984	$22,834
Todd H. Stuart	$13,683	$9,984	$23,667
John T. Thompson	$16,083	$9,984	$26,067

1.
Mr. Maurer holds options to acquire 29,000 shares, Ms. Betley holds options to acquire 2,000 shares, and Mr. Lacy holds options to acquire 2,000 shares. No other stock or option awards were outstanding at December 31, 2009 to non-employee directors.

2.	Directors were awarded shares of our common stock as compensation for their service as a Director on July 16, 2009. The fair market value of our shares on that date was determined to be $38.85.
As reflected in the above table, Directors are compensated in the form of cash and grants of stock. For 2009, Messrs. Thompson, Frick, Lacy, Oesterle, and Stuart and Ms. Betley each were awarded stock of the Corporation equal to $10,000, which number of shares equaled 257 shares. In addition, each director received $833 per Board meeting attended. For all committee meetings except the audit committee, Directors were paid $500 per committee meeting attended. Members of the audit committee received $700 per audit committee meeting attended. Ms. Betley, the chairperson of the audit committee, also received a fee of $2,000 for her service as audit committee chairperson. In 2009, Michael S. Maurer, who is the Chairman of the Board of Directors but is not an employee, received an annual director fee composed of a cash payment equal to $40,000 in January and a grant of shares of the Company equal to $40,000 in July, which number of shares equaled 1,029 shares. Mr. Maurer receives no other fees in his capacity as a director.
EXECUTIVE OFFICERS OF THE COMPANY
Who are our Executive Officers?
The executive officers of the Company and the Bank are listed in the table below. Each officer serves a term of office of one year or until the election and qualification of his successor.

Name	Age	Office and Business Experience

Morris L. Maurer	58	See Mr. Maurer’s biography on page 12.

Philip B. Roby	66	See Mr. Roby’s biography on page 13.

Debra L. Ross	48	Ms. Ross is the chief financial officer of the Company and the Bank. She has been the chief financial officer of the Company and the Bank since its formation in 1993.

Mark E. Bruin	52	In February 2006, Mr. Bruin was appointed as the chief client officer of the Bank. He has been employed by the Bank since 2001 and has 28 years of banking experience. Before joining the Bank, Mr. Bruin was employed by Bank One as a manager of a middle market lending division.

Terry K. Scott	46	In February 2006, Mr. Scott was appointed as the chief credit officer of the Bank. He has been employed by the Bank since 1998 and has 18 years of experience in banking. Before joining the Bank, Mr. Scott was employed by First Chicago / NBD Bank as a credit officer.

COMPENSATION DISCUSSION AND ANALYSIS
What are the goals, policies, and objectives of our compensation programs?
At the core of our compensation philosophy is the belief that:
•	executive compensation should be linked to the performance of the Company;
•	executive compensation and accountability should generally increase with position and responsibility;
•	total executive compensation generally should be higher for individuals with greater responsibility and greater ability to influence the Company’s achievement of strategic objectives; and
•	the Company needs to offer competitive compensation in order to insure management continuity.
The Company’s executive compensation goals, policies, and objectives are designed to provide competitive levels of compensation to the executive officers and to reward officers for individual performance and for performance of the Company as a whole. Our compensation program is designed to support the Company’s strategic objectives and align the interests of management with those of our shareholders. In this regard, the Compensation Committee examines the Company’s business plan and strategic objectives and makes compensation decisions intended to attract and retain leaders and reward them for achieving the Company’s strategic initiatives and objective measures of success.
In order to establish the link between Company performance and executive officer compensation, our executive compensation program is designed to focus our executive officers on achieving short-term or annual performance goals through our incentive compensation program, and to align the interests of our executive officers and the shareholders through our stock option and restricted stock program. Our executive compensation program is also intended to be sufficiently competitive to attract and retain talented executive officers and motivate these individuals to achieve the Company’s strategic objectives.
What are the components of executive compensation?
In 2009, the Company’s executive compensation program had four principal components:
•	base salary;
•	incentive bonus plan;
•	discretionary bonus plan; and
•	awards of shares of restricted stock.
Compensation Study
In 2007, the Compensation Committee engaged Crowe Horwath LLP to review the compensation arrangements for the Directors and the named executive officers of the Company in order to help the Compensation Committee assure that the Company’s compensation arrangements and practices were competitive. The Compensation Committee believed it was prudent to take this action in order to assist it in achieving the goals embodied in our compensation philosophy.

Crowe Horwath LLP used five different data points for its review and analysis, which consisted of the following:
•	Financial Institutions Compensation Survey (Comprehensive, Midwest, Regional, and State of Indiana);
•	Economic Research Institute (May 1, 2007);
•	2007 US Mercer Benchmark Database: Top Executive Total Compensation Survey (with specific data for the Finance/Banking Industry);
•	Watson Wyatt 2007/2008 Survey Report on Financial Institution Compensation: General Executive Positions; and
•	Compensation derived from proxy data from a peer group of six publicly traded financial institutions.
The six organizations included in the peer group were:
•	Horizon Bancorp (Michigan City, Indiana);
•	Porter Bancorp, Inc. (Louisville, Kentucky);
•	Bank of Kentucky Financial Corporation (Crestview Hills, Kentucky);
•	Dearborn Bancorp, Inc. (Dearborn, Michigan);
•	First Indiana Corporation (Indianapolis, Indiana); and
•	First Merchants Corporation (Muncie, Indiana).
In 2009 the Compensation referred to this information prepared by Crowe Horwath LLP in 2007 in determining compensation for its named executive officers. The Compensation Committee also referred to information in the 2008 Compensation Review from SNL Financial for base salary, bonus as a percentage of salary, and specific components of compensation as a percentage of aggregate compensation. The Compensation Committee did not benchmark against any of these sources of information, but it did review and consider these sources of information in order to determine whether the compensation packages being offered by the Company were reasonable and competitive. Based upon this review, the Compensation Committee determined that the compensation packages being offered to the named executive officers in 2009 were reasonable and competitive.
Base Salary
Base salary is an essential element of executive compensation because it provides executive officers with a base level of monthly income. As stated above, one goal of our executive compensation philosophy is offer compensation levels which will attract and retain talented executive officers. Accordingly, in determining the base salary of the named executive officers for 2009, the Compensation Committee reviewed the information from the Crowe Compensation Study and the information from SNL Financial as discussed above. In addition, in determining the compensation of each named executive officer, the Compensation Committee reviewed and considered the following:
•	the named executive officer’s skills, qualifications and experience;
•	the named executive officer’s scope of responsibilities and future potential;

•	the salary level of the named executive officer for the prior fiscal year;
•	the average salary percentage increase for all employees of the Company for excellent, outstanding, and good job performance; and,
•	the performance of the named executive officer during the past fiscal year (as reflected in the performance reviews of the named executive officers).
We believe it is appropriate to consider these factors in establishing an individual’s base salary because of the need to attract and retain quality executive officers and link the salary to job performance, potential, and overall value to the Company. In weighing these factors, the Committee makes inherently subjective judgments and does not apply any specific weighting to the above factors.
In considering the performance of Morris L. Maurer, the president and chief executive officer of the Company, the Compensation Committee specifically considered the Company’s total assets, total loans, total deposits, total wealth assets under management, and net income year-end figures as compared to the Company’s profit plan for 2008. The Compensation Committee also considered non-financial factors, including employee and customer retention, credit quality, results of regulatory examinations, and issues (if any) raised by the Company’s independent registered public accounting firm. The Compensation Committee also considered the operational challenges met and advances made by the Company in 2008.
In considering the performance of Philip B. Roby, the executive vice president and chief operating officer of the Company, the Compensation Committee specifically considered loan and deposit growth compared to the Company’s profit plan for 2008, employee and customer retention, credit quality, the amount of non-credit losses, loan losses, and provision to the Company’s loan loss reserve, and general management performance.
In considering the performance of Debra L. Ross, the chief financial officer of the Company, the Compensation Committee specifically considered Ms. Ross’ efforts with respect to the preparation of the 2009 profit plan of the Company, liquidity management, five-year capital planning, stock repurchase plan analysis, and operational matters.
In considering the performance of Mark E. Bruin, the chief client officer of the Company, the Compensation Committee specifically considered loan and deposit growth compared to the Company’s profit plan for 2008, employee and customer retention, credit quality, loan losses, and general management performance.
In considering the performance of Terry K. Scott, the chief credit officer of the Company, the Compensation Committee specifically considered the effectiveness of the loan review and workout process, credit quality, and general management performance.
Bonus and Non-Equity Incentive Compensation
As stated above, one of the principles of our compensation philosophy is the belief that executive compensation should be linked to the performance of the Company. We establish that link through our annual incentive bonus plan (the “Incentive Bonus Plan”), the discretionary bonus plan (the “Discretionary Plan”), and the top management bonus plan (the “Top Management Plan”). As discussed below, the Incentive Bonus Plan linked bonus compensation directly to the Company’s 2009 financial performance. The Discretionary Plan and the Top Management Plan are based upon a review of both objective and subjective criteria and do not have any formal established objective goals. The payments received under the Discretionary Plan and the Top Management Plan are reflected in the “Bonus” column of the Summary Compensation Table.

Under the terms of the Incentive Bonus Plan, all employees, including the named executive officers, were eligible to receive a bonus of a percentage of their salary, which was based upon a formula comparison of actual performance to the Company’s profit plan. The maximum payout possible under this formula bonus plan was 24.0%. For 2009, because the Company failed to achieve its financial goals in 2009, no employee received a bonus payout under this plan, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 25.
All employees, other than Morris L. Maurer, Philip B. Roby, Debra L. Ross, Mark E. Bruin and Terry K. Scott (who participated in 2009 in the Company’s Top Management Bonus Plan, as discussed below), participated in the 2009 Discretionary Plan. These bonus amounts are recommended to the Compensation Committee by Messrs. Maurer and Roby in order to reward extraordinary individual performance deemed critical to the success of the Company. The aggregate maximum bonus payout available under this bonus plan totaled $101,000, all of which was paid out in 2010.
The Compensation Committee determined to pay a $10,000 bonus Debra L. Ross for performance in 2009. Because of the performance of the Company in 2009 with respect to credit quality and net income, the Compensation Committee determined to not pay a bonus to any other named executive officer for performance in 2009. Under the terms of the Top Management Bonus Plan, Mr. Maurer was eligible to receive a maximum bonus equal to 20% of his 2009 salary; and Messrs. Roby, Bruin, and Scott and Ms. Ross each was eligible to receive a maximum bonus equal to 15% of his or her respective salary.
Following is a table reflecting the payments from the Company’s bonus and non-equity incentive plans to the named executive officers.

	Incentive
	Plan	Top Management		Totals Awards as a
Name	Awards	Plan Awards	Total Awards	Percentage of 2009 Salary

Morris L. Maurer	$-0-	$-0-	$-0-	0.0%
Philip B. Roby	$-0-	$-0-	$-0-	0.0%
Debra L. Ross	$-0-	$10,000	$10,000	4.6%
Mark E. Bruin	$-0-	$-0-	$-0-	0.0%
Terry K. Scott	$-0-	$-0-	$-0-	0.0%
Stock Options and Restricted Stock
The Company has adopted the 2005 Equity Incentive Plan, which authorizes the issuance of up to 333,000 shares of the Company’s common stock to participants pursuant to the award of shares of restricted stock or the grant of stock options. The purpose of the Equity Incentive Plan is to further align the interest of the executive officers with the Company’s performance and interest of its shareholders, and to encourage employees to continue with the Company.

The Compensation Committee has historically granted options or restricted stock awards every three years. However, there were no grants or awards in 2008. The Compensation Committee did award shares of restricted in 2009. In considering the amount of awards, the Compensation Committee looks at past awards, the vesting schedule of the past awards, and the amount of “overhang” the awards would create. The objective is to keep the amount of “overhang” to 10% or less. The amount of overhang is currently at 2.0%. In addition, the Compensation Committee generally tries to grant awards which would be meaningful to the employee’s total compensation and at a competitive level.
To further align the interests of the executive officers and the shareholders, any options which are granted must have an exercise price that is equal to the fair market value of the Company’s common stock on the grant date; as such, the options have no value unless the common stock price exceeds the exercise price of the options. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by our shareholders or as adjusted for specified corporate transactions.
To encourage the recipient of the option or award to stay with the Company, all options and awards of shares of restricted stock awarded in recent years provide that none will vest until 5 years from the date of grant.
Employment Contract
In December 2005, the Company entered into an agreement with Morris L. Maurer, the president and chief executive officer of the Company, and an agreement with Philip B. Roby, the executive vice president and chief operating officer of the Company. The term of Mr. Roby’s agreement subsequently expired pursuant to its terms on Mr. Roby’s 65th birthday. A copy of Mr. Maurer’s agreement is filed as Exhibit 10.06 to the Company’s Form 8-K filed with the Securities and Exchange Commission and dated November 26, 2008. The Compensation Committee and the Board of Directors believes that the retention of Mr. Maurer is important for the long-term success of the Company, and entered into the agreement in order to incent Mr. Maurer to continue with the Company. The terms of the agreement were agreed upon through arms-length discussions between Mr. Maurer and the Compensation Committee.
The term of the agreement is from December 15, 2005 until the date Mr. Maurer’s employment with the Company is terminated or his 65th birthday. Under the terms of the agreement, Mr. Maurer will receive severance pay if his employment is terminated by the Company for any reason other than cause, disability, retirement, resignation (all as defined in the agreement), or death of the executive. Mr. Maurer will also receive severance pay if he elects to terminate his employment for “good reason” (as defined in the agreement).
If Mr. Maurer is entitled to receive severance pay, he will receive through the date of termination his salary, a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs, and accrued vacation time. He also will receive an amount equal to two times his highest annual rate of base salary during the 12-month period immediately prior to termination, two times his most recent bonus amount prior to termination, and two times the highest amount shown in the “all other compensation” column of the summary compensation table set forth in the Company’s proxy statement most recently filed with the Securities and Exchange Commission. The Company also will maintain in full force and effect for the benefit of Mr. Maurer each employee welfare benefit plan and pension plan in which he participated immediately prior to termination (unless an essentially equivalent plan is provided by a subsequent employer). The Company also will provide Mr. Maurer with two additional years of service credit under all nonqualified retirement plans and excess benefit plans in which he participated immediately prior to his termination. Under the terms of the agreement, Mr. Maurer generally will be subject to a confidentiality requirement and a two-year non-solicitation and covenant-not-to-compete following termination of employment.

If a “change of control” (as defined in the agreement) has occurred and the Company terminates Mr. Maurer’s employment for any reason other than cause during the 12-month period immediately following the change in control, or he elects to terminate his employment during the 90-day period immediately following the change in control for any reason other than disability or death, he will receive 2.99 times his “base amount” and an additional “gross-up” payment if this amount is subject to an excise tax under the Internal Revenue Code. The “gross-up” payment will be made so that after payment by Mr. Maurer of all taxes he will retain an amount of the gross-up payment equal to the excise tax imposed on any payments received.
Deferred Compensation Plan
In December 2005, the Company adopted The National Bank of Indianapolis Corporation Executives’ Deferred Compensation Plan (the “Deferred Compensation Plan”), effective January 1, 2005, which is administered by the Compensation Committee. Mr. Maurer and Mr. Roby are the only two executives currently eligible to participate in the Plan. The Compensation Committee and the Board of Directors believes that the retention of Messrs. Maurer and Roby is important for the long-term success of the Company, and adopted the Deferred Compensation Plan in order to incent these executive officers to continue with the Company and to provide a total compensation package to Messrs. Maurer and Roby which it believed to be competitive for the Indianapolis market.
Other Benefits.
At various times in the past the Company has adopted certain broad based employee benefit plans in which executive officers are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans. The Company also provides medical and defined contribution plans to the executive officers that are generally available to the other Company employees.
Who determines how much the executive officers are paid?
The Compensation Committee of the Company (each of whom the Board has determined to be “independent” as defined by NASDAQ) determined the 2009 compensation of Morris L. Maurer, the Company’s Chief Executive Officer, and other executive officers.
In carrying out its duties, the Compensation Committee considers the business performance targets established by the Board and relies upon Morris L. Maurer and Philip B. Roby to provide background information. In addition, Messrs. Maurer and Roby evaluate the performance of other senior executive officers and recommends to the Compensation Committee compensation amounts, including salaries, awards under the bonus and non-equity incentive plans, and equity-based compensation, for other senior executive officers.

COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by:
David R. Frick (Chairperson), Andre B. Lacy, Michael S. Maurer, and Todd H. Stuart.

SUMMARY COMPENSATION TABLE
The following table sets forth information concerning total compensation earned or paid to our chief executive officer (principal executive officer), our chief financial officer (principal financial officer) and our three most highly compensated executive officers who served in such capacities as of December 31, 2009, each of which had total annual compensation exceeding $100,000 in 2009 or in either of the preceding three years (the “named executive officers”), for services rendered to the Company during the fiscal year ended December 31, 2009.

						Non-Equity
Name and				Stock	Option	Incentive Plan	All Other
Principal		Salary	Bonus	Awards[1]	Awards[1]	Compensation	Compensation		Total
Position	Year	($)	($)	($)	($)	($)	($)		($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)		(j)
Morris L. Maurer,	2009	$384,332	$-0-	$215,820	$-0-	$-0-	$23,689	[2]	$623,841
CEO (PEO) and	2008	$343,577	$-0-	$-0-	$-0-	$-0-	$36,396		$379,973
President	2007	$327,096	$64,026	$273,790	$-0-	$42,621	$46,211		$753,744

Philip B. Roby,	2009	$320,724	$-0-	$161,865	$-0-	$-0-	$33,944	[3]	$516,533
COO, EVP, and	2008	$297,111	$-0-	$-0-	$-0-	$-0-	$33,890		$331,001
Chief Lending	2007	$282,698	$42,484	$214,054	$-0-	$36,835	$53,510		$629,581
Officer

Debra L. Ross,	2009	$215,225	$10,000	$71,940	$-0-	$-0-	$12,534	[4]	$309,699
CFO (PFO) and	2008	$195,018	$-0-	$-0-	$-0-	$-0-	$12,960		$207,978
SVP	2007	$168,231	$24,750	$84,626	$-0-	$21,920	$9,268		$308,795

Mark E. Bruin,	2009	$246,989	$-0-	$71,940	$-0-	$-0-	$19,559	[5]	$338,488
Chief Client	2008	$228,769	$-0-	$-0-	$-0-	$-0-	$18,683		$247,452
Officer and SVP	2007	$217,390	$4,000	$84,626	$-0-	$28,326	$15,877		$350,219

Terry K. Scott,	2009	$144,858	$-0-	$43,164	$-0-	$-0-	$8,474	[6]	$196,496
Chief Credit	2008	$135,364	$-0-	$-0-	$-0-	$-0-	$8,545		$143,909
Officer and First	2007	$128,192	$3,000	$64,714	$-0-	$16,703	$6,521		$219,130
Vice President

1.
Amounts represent the 2007, 2008 and 2009 compensation costs calculated in accordance with FAS 123(R). Refer to Note 11, “Equity Based Compensation,” in the Notes to 2009 Consolidated Financial Statements included in the annual report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2010, for the relevant assumptions used to determine the valuation of our option and stock awards.

2.
Mr. Maurer received a car allowance of $4,985, employer paid parking of $2,100, a 401K match of $9,800, life and accidental death and dismemberment of $1,249, and memberships to the Columbia Club and Broadmoor Country Club in the amount of $1,785 and $3,770, respectively during 2009.

3.
Mr. Roby received a car allowance of $4,985, employer paid parking of $2,100, a 401K match of $9,800, $13,500 in Company contributions to the non-qualified deferred compensation plan, life and accidental death and dismemberment of $1,249, and a membership to the Columbia Club in the amount of $2,310 during 2009.

4.
Ms. Ross received employer parking in the amount of $1,800, a membership to the Baxter YMCA in the amount $876, life and accidental death and dismemberment of $1,249, and a 401K match of $8,609 during 2009.

5.
Mr. Bruin received employer paid parking in the amount of $1,800, a 401K match of $9,800, life and accidental death and dismemberment of $1,249, and a membership to the Country Club of Indianapolis in the amount of $6,710 during 2009.

6.	Mr. Scott received employer paid parking in the amount of $1,800, life and accidental death and dismemberment of $880, and a 401K match of $5,794 during 2009.
Amounts shown in the Bonus column above reflect amounts paid under the “Top Management Plan” for Mr. Maurer and Mr. Roby, and Ms. Ross (2009, 2008 and 2007), Mr. Bruin (2009 and 2008), and Mr. Scott (2009) under the “Discretionary Plan” for Mr. Bruin (2007) and Mr. Scott (2008 and 2007). Amounts reflected under the “Non-Equity Incentive Plan Compensation” reflect amounts paid under the “Incentive Bonus Plan.”
GRANTS OF PLAN-BASED AWARD TABLE
The following table provides information on grants of all plan-based awards made in fiscal 2009 and 2007, to the executive officers named in the Summary Compensation Table on page 25. There were no grants made in fiscal 2008.

		All Other Stock		All Other Option
		Awards: Number		Awards: Number of	Exercise or Base
		of Shares of Stock		Securities	Price of Option	Grant Date Fair
	Grant	or Units		Underlying Options	Awards	Value of Stock and
Name	Date	(#)		(#)	($/Sh)	Option Awards[2]
(a)	(b)	(i)		(j)	(k)	(l)
Morris L. Maurer	4/10/09	6,000	[1]	—	—	$215,820
	7/03/07	5,500	[1]	—	—	$273,790

Philip B. Roby	4/10/09	4,500	[1]	—	—	$161,865
	7/03/07	4,300	[1]	—	—	$214,054

Debra L. Ross	4/10/09	2,000	[1]	—	—	$71,940
	7/03/07	1,700	[1]	—	—	$84,626

Mark E. Bruin	4/10/09	2,000	[1]	—	—	$71,940
	7/03/07	1,700	[1]	—	—	$84,626

Terry K. Scott	4/10/09	1,200	[1]	—	—	$43,164
	7/03/07	1,300	[1]	—	—	$64,714

1.
All restricted stock granted during 2009 and 2007 were granted from the 2005 Equity Incentive Plan at the fair market value at the date of grant and will vest on April 10, 2014 and July 3, 2012, respectively.

2.
Please refer to Note 11, “Equity Based Compensation,” in the Notes to Consolidated Financial Statements included in the annual report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2010, for the relevant assumptions used to determine the valuation of our option awards in 2009 and 2007.

The Company has adopted the 2005 Equity Incentive Plan, which authorizes the issuance of up to 333,000 shares of the Company’s common stock to participants pursuant to the award of shares of restricted stock or the grant of stock options. Stock options will be exercisable in accordance with the terms established by the Compensation Committee. The full purchase price of each share of stock purchased on the exercise of any option will be paid at the time of exercise. Except as otherwise determined by the Compensation Committee, the exercise price will be payable in cash, by promissory note (as permitted by law), in shares of stock owned by the optionee (valued at fair market value as of the day of exercise), or a combination thereof. The Compensation Committee, in its discretion, may impose such conditions, restriction, and contingencies on stock acquired pursuant to the exercise of an option as it determines to be desirable.
The following types of restricted awards may be granted, as determined by the Compensation Committee:
•	Shares that may be in return for previously performed services, or in return for the participant surrendering other compensation that may be due;
•	Shares that are contingent on the achievement of performance or other objectives during a specified period; and
•
Shares that are subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

Restricted stock awards will be subject to such conditions, restrictions and contingencies as the Compensation Committee determines.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table contains information concerning unexercised options and stock that has not vested as of December 31, 2009 with respect to the executive officers named in the Summary Compensation Table on page 25.

	Option Awards					Stock Awards
	Number
	of	Number of
	Securities	Securities				Number of
	Underlying	Underlying				Shares or Units		Market Value of
	Unexercised	Unexercised		Option		of Stock That		Shares or Units
	Options	Options		Exercise	Option	Have Not		of Stock That
	(#)	(#)		Price	Expiration	Vested		Have Not Vested
Name	Exercisable	Unexercisable		($)	Date	(#)		($)
(a)	(b)	(c)		(e)	(f)	(g)		(h)
Morris L. Maurer	9,500	—		$27.75	06/20/2012	—		—
	—	10,000	[1]	$43.38	05/12/2016	—		—
	—	—		—	—	5,500	[2]	$206,250
	—	—		—	—	6,000	[3]	$225,000

Debra L. Ross	—	5,500	[1]	$43.38	05/12/2016	—		—
	—	—		—	—	1,700	[2]	$63,750
	—	—		—	—	2,000	[3]	$75,000

Philip B. Roby	7,500	—		$27.75	06/20/2012	—		—
	—	9,000	[1]	$43.38	05/12/2016	—		—
	—	—		—	—	4,300	[2]	$161,250
	—	—		—	—	4,500	[3]	$168,750

Mark E. Bruin	4,000	—		$25.00	06/11/2011	—		—
	—	5,500	[1]	$43.38	05/12/2016	—		—
	—	—		—	—	1,700	[2]	$63,750
	—	—		—	—	2,000	[3]	$75,000

Terry K. Scott	—	4,000	[1]	$43.38	05/12/2016	—		—
	—	—		—	—	1,300	[2]	$48,750
	—	—		—	—	1,200	[3]	$45,000

1.	These options vest on May 12, 2011.

2.	These stock awards vest on July 3, 2012.

3.	These stock awards vest on April 10, 2014

OPTION EXERCISES AND STOCK VESTED
The following table contains information concerning each option that was exercised and each stock award that vested during 2009 with respect to each of the executive officers named in the Summary Compensation Table on page 25. No stock awards vested for such individuals during 2008.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Morris L. Maurer	12,500	$258,375	-0-	—
Debra L. Ross	2,000	$23,820	-0-	—
Philip B. Roby	10,000	$191,800	-0-	—
Mark E. Bruin	—	—	-0-	—
Terry K. Scott	—	—	-0-	—
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information on all existing Stock Option Plans and Restricted Stock Plans as of December 31, 2009.

(c)
	(a)			Number of securities
	Number of securities		(b)	remaining available for future
	to be issued upon		Weighted-average	issuance under equity
	exercise of outstanding		exercise price of	compensation plans
	options, warrants and		outstanding options,	(excluding securities reflected
Plan category	rights		warrants and rights	in column (a))
Equity compensation plans approved by security holders [1]	288,263	[2]	$38.32	6,025	[3,4]

1.	Includes all outstanding Stock Option Plans and Restricted Stock Plans of the Company.

2.	Includes securities to be issued upon the exercise of options under the Stock Option Plans, and does not include any shares of outstanding restricted stock.

3.	Represents shares subject to or reserved for issuance under the 2005 Equity Incentive Plan.

4.
Not reflected in the above are shares which may be issued in connection with the payment of directors’ fees. In 2009, each non-employee Director of the Corporation, other than the Chairman of the Board, received as partial payment of director fees grants of 257 shares of the common stock of the Corporation (for an aggregate number of 1,542 shares). In addition, the above does not include shares which may be issued in connection with the payment of director fees to the Chairman of the Board. In 2009, the Chairman received as partial payment of his director fees 1,029 shares. For a discussion of these fees, see the portion of this proxy statement entitled “Compensation of Directors” above.

NONQUALIFIED DEFERRED COMPENSATION
The following table contains information concerning nonqualified deferred compensation with respect to each of the executive officers named in the Summary Compensation Table on page 25 who participate in the Deferred Compensation Plan.

Aggregate
	Executive		Registrant		Aggregate	Aggregate	Balance
	Contributions in		Contributions in Last		Earnings in Last	Withdrawals/	at Last
	Last FY		FY		FY	Distributions	FYE[1]
Name	($)		($)		($)	($)	($)
(a)	(b)		(c)		(d)	(e)	(f)
Morris L. Maurer	$-0-	[1]	$-0-	[1]	$13,472	$-0-	$255,368	[2]
Philip B. Roby	$27,000	[1]	$13,500	[1]	$21,364	$-0-	$432,086	[3]

1.	These amounts are reported as compensation in the Summary Compensation Table.

2.	$217,800 was previously reported as compensation in the Summary Compensation Table in prior fiscal years.

3.	$332,633 was previously reported as compensation in the Summary Compensation Table in prior fiscal years.
Under the terms of the Deferred Compensation Plan, participants may defer up to 50% of total cash compensation, and the Company will match 50% of the executive’s deferral. The Deferred Compensation Plan is unfunded and accruals and earnings on the deferrals are recorded as a liability on the Company’s financial statements. The Deferred Compensation Plan is administered by the Compensation Committee of the Board of Directors. Earnings will accrue interest at a rate equal to the interest rate on 10-year Treasury securities for the 12-month period ended on September 30 of the year prior to the plan year to which the earnings rate will apply, plus 150 basis points. The Company may also make additional matching contributions in any amount as may be determined by the Committee in its sole discretion. In addition, the Committee may make supplemental contributions. Matching and supplemental contributions under the plan will vest upon the first to occur of the following events: five years of service, the participant attaining age 62, the death of the participant, the total and permanent disability of the participant, or the date on which there is a change of control of the Company.
401(K) SAVINGS PLAN
The Company sponsors The National Bank of Indianapolis Corporation 401(k) Savings Plan for the benefit of substantially all of the employees of the Company and its subsidiaries. All employees of the Company and its subsidiaries become participants in the 401(k) Plan after attaining age 18.
Each participant may enter into a salary redirection agreement with the Company or the Bank whereby the Company or the Bank redirects to the participant’s account in the 401(k) Plan an amount, on a pre-tax basis, equal to not less than one percent (1%) or more than fifty percent (50%) of the participant’s compensation, as defined in the 401(k) Plan. In addition, participants who have attained age 50 may elect to make a “catch-up contribution” up to the dollar amount specified in Section 414(v) of the Internal Revenue Code. If a participant makes salary redirection contributions to the 401(k) Plan, the Company will make a “safe harbor” matching contribution in the amount necessary to match 100% of the first 3% deferred and 50% of the next 2% of the participant’s salary redirection contribution. The Board of Directors of the Company may, in its discretion, make an additional matching contribution to the 401(k) Plan in such amount as the Board may determine. In addition, the Company may fund all or any part of its matching contributions with shares of its stock, as long as the total amount of stock does not exceed 25% of each employee’s total amount invested in the plan or $200,000. The Company also may, in its discretion, make a profit sharing contribution to the 401(k) Plan.

An employee who has an interest in a qualified retirement plan with a former employee may transfer the eligible portion of that benefit into a rollover account in the 401(k) Plan. The participant may request that the trustee invest up to 25% of the fair market value of the participant’s rollover contribution to a maximum of $200,000 (valued as of the effective date of the contribution to the 401(k) Plan) in whole and fractional shares of the Common Stock to the Company.
Benefits under the 401(k) Plan are distributable to participants or their beneficiaries in a single sum payment upon retirement, death, disability or termination of employment.
Executive and registrant contributions have been included in the compensation reported for each of the named executive officers.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the severance and change in control benefits for each named executive officer under the specifically described scenarios as if such change in control and termination occurred as of December 31, 2009.

			Termination without Cause by
			Company within 12 months
			after a Change in Control, or
		Termination by the Executive	Termination by the Executive
		due to Good Reason, or by the	within 90 days after a Change
Name	Plan Name	Company without Cause	in Control
Morris L. Maurer	Employment Agreement	$930,954	$3,192,488
	Deferred Compensation	$255,368	$255,368

Philip B. Roby	Deferred Compensation	$432,086	$432,086
Under the terms of the employment agreement, Mr. Maurer has agreed to certain non-compete and non-solicitation restrictions following employment, and must sign a form of release prior to receiving any of the payments set forth above.
In the event of a change in control of the Company all granted and outstanding stock options and awards of shares of restricted stock become immediately exercisable and vested, respectively. The following table assumes that a change in control was effective on December 31, 2009, and the Company’s common stock was $37.50 per share. The amount indicated as the value of the accelerated vesting for stock options is the amount by which $37.50 exceeds the exercise price of the unvested options, and the amount indicated for the shares of restricted stock is the number of shares multiplied $37.50.

Morris L. Maurer	Stock Options	$(58,800)
	Restricted Stock	$431,250

Philip B. Roby	Stock Options	$(52,920)
	Restricted Stock	$330,000

Debra L. Ross	Stock Options	$(32,340)
	Restricted Stock	$138,750

Mark E. Bruin	Stock Options	$(32,340)
	Restricted Stock	$138,750

Terry K. Scott	Stock Options	$(23,520)
	Restricted Stock	$93,750
Under the terms of the option and restricted stock award agreements, each of the named executive officers have agreed to certain non-compete and non-solicitation restrictions following termination of employment.
SENIOR FINANCIAL OFFICERS CODE OF CONDUCT
The Board of Directors of the Company has adopted a Senior Financial Officers Code of Conduct that applies to the Company’s senior financial officers, consisting of the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The purpose of the Code of Conduct is to promote honest and ethical conduct and compliance with the law, particularly as related to the maintenance of the Company’s financial records and the preparation of financial statements filed with the Securities and Exchange Commission. This Code of Conduct supplements the Code of Conduct applicable to all of the Corporation’s and the Bank’s employees. A copy of the Company’s Senior Financial Officers Code of Conduct is available to any person who requests a copy, free of charge, by calling Suzanne Harris at (317) 261-9000.
SHAREHOLDER COMMUNICATIONS
Any shareholder who desires to contact the Chairman of the Board of Directors or the other members of the Board of Directors may do so electronically by sending an email to the following address: BoardofDirectors@NBofI.com. Alternatively, a shareholder can contact the Chairman of the Board or the other members of the Board by writing to: Board of Directors, The National Bank of Indianapolis Corporation, Suite 700, 107 North Pennsylvania Street, Indianapolis, Indiana 46204. Communications received electronically or in writing are distributed to the Chairman of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, then they will be forwarded to the Chairperson of the Audit Committee for review.

TRANSACTIONS WITH MANAGEMENT AND OTHERS
The National Bank of Indianapolis (the “Bank”), the Company’s wholly-owned banking subsidiary, has had, and expects to have in the future, banking transactions in the ordinary course of business with certain directors and officers of the Company and the Bank and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders or partners. These banking transactions are made in the ordinary course of business, are made on substantially the same terms (including interest rates and collateral) as those prevailing at the Company and the Bank for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002. The Audit Committee is responsible for approving any transactions between the Company or the Bank and any related party, except for loans or extensions of credit made on the terms discussed above.
AUDIT FEES
The following table sets forth the aggregate fees billed by Crowe Horwath LLP during 2009 and 2008 for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2009 and 2008 and for other services rendered for the years ended December 31, 2009 and 2008 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

	Years ended December 31
	2009	2008

Audit Fees	$187,500	$180,000
Audit-Related Fees	2,100	2,850
Tax Fees	10,200	7,100
Other Fees	268	0

TOTAL FEES	$209,068	$189,950

Audit Fees: Consists of fees billed for professional services rendered for (i) the audit of the Company’s consolidated financial statements, (ii) quarterly reviews and review of the Company’s Form 10-K; and (iii) statutory and regulatory filings or engagements, and (iv) for the year ended December 31, 2009, accounting consultations on matters addressed during the audit or interim reviews.
Audit-Related Fees: For the year ended December 31, 2009, consists of fees billed for assistance with various accounting and reporting matters. For the year ended December 31, 2009, consists of fees billed for review of NBIN Statutory Trust I and student lender audit guide.
Tax Fees: Consists of tax return preparation.
All Other Fees: Consists of fees for all other services other than those reported above. The Company’s intent is to minimize services in this category.

All of the fees and services described above under “audit fees,” “audit-related fees,” “tax fees” and “other fees” were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and its subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.
In selecting Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, the Audit Committee has considered whether services other than audit and audit-related provided by Crowe Horwath LLP are compatible with maintaining the independence of Crowe Horwath LLP.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380)). In addition, the Audit Committee has discussed with the independent auditors their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), considered the compatibility of nonaudit services (including audit-related services set forth above) with the auditors’ independence, and concluded that the provision of the nonaudit services was compatible with such independence.
The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, and with the internal auditors with management present to discuss the results of their examinations, their evaluations of the Company’s internal control and the overall quality of the Company’s financial reporting. The Audit Committee held seven meetings during fiscal year 2009.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission. The Audit Committee has appointed the Company’s independent registered public accounting firm.
To further assist in ensuring the independence of the independent auditors, in March 2002, the Audit Committee adopted a resolution limiting the non-audit services which the independent auditors could provide to the Company or the Bank. As provided in this resolution of the Audit Committee, neither the Company nor the Bank may hire the Company’s independent auditors to perform any consulting work without the specific written prior approval of the Audit Committee, other than with respect to tax related matters or matters relating to the preparation or filing of documents and reports with the Securities and Exchange Commission.

Members of the Audit Committee:
Kathryn G. Betley (Audit Committee Chairperson), Andre B. Lacy, and John T. Thompson
SECURITIES OWNERSHIP OF MANAGEMENT
How much stock do our Executive Officers and Directors own?
The following table shows the number of shares of common stock owned by each director and named executive officer, and by the directors and all of the Company’s executive officers as a group. The table shows ownership as of April 22, 2010. The number of shares shown as being beneficially owned by each director and executive officer are those over which he or she has sole voting or investment power, unless otherwise noted.

Name of Beneficial Owner	Number of Shares		Percent of Class

Kathryn G. Betley	15,396	[1]	0.7%
David R. Frick	25,771		1.1%
Andre B. Lacy	32,521	[1]	1.4%
Michael S. Maurer	622,135	[2]	26.6%
Morris L. Maurer	89,598	[3]	3.8%
Philip B. Roby	40,901	[4]	1.8%
Todd H. Stuart	50		0.0%
William S. Oesterle	676		0.0%
John T. Thompson	2,876		0.1%
Debra L. Ross	6,274	[5]	0.3%
Mark E. Bruin	10,263	[6]	0.4%
Terry K. Scott	2,870	[7]	0.1%
Directors and executive officers as a group (consisting of 12 individuals)	849,331		35.5%

1.	Includes 2,000 shares which such individual has the right to acquire pursuant to the exercise of options.

2.	Includes 29,000 shares which such individual has the right to acquire pursuant to the exercise of options.

3.
Includes 38,000 shares held jointly with the spouse of Mr. Maurer, 9,500 shares which Mr. Maurer has the right to acquire pursuant to the exercise of stock options, 11,500 shares of restricted stock, and 2,615 shares in the 401(k) Plan allocated to the account of Mr. Maurer.

4.
Includes 6,900 shares held jointly with the spouse of Mr. Roby, 3,000 shares held by the spouse of Mr. Roby as custodian for the grandchildren of Mr. Roby, 7,500 shares which Mr. Roby has the right to acquire pursuant to the exercise of stock options, 8,800 shares of restricted stock, and 2,301 shares in the 401(k) Plan allocated to the account of Mr. Roby.

5.	Includes 3,700 shares of restricted stock and 1,474 shares in the 401(k) Plan allocated to the account of Ms. Ross.

6.
Includes 4,000 shares which Mr. Bruin has the right to acquire pursuant to the exercise of stock options, 3,700 shares of restricted stock, and 863 shares in the 401(k) Plan allocated to the account of Mr. Bruin.

7.	Includes 2,500 shares of restricted stock, and 370 shares in the 401(k) Plan allocated to the account of Mr. Scott.
SECTION 16(a) — BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the common stock, to file reports of ownership with the Securities and Exchange Commission. The rules of the Securities and Exchange Commission require that the Company disclose late filings of reports by these individuals. Based solely on a review of Forms 3, 4 and 5 and amendments to such forms, the Company believes that all filings on behalf of such persons were made on a timely basis in 2009.
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information regarding the beneficial ownership of the Company as of April 22, 2010 by the only shareholders or affiliated group of shareholders known by the Company to beneficially own 5% or more of the Company’s common stock outstanding on that date.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class

Michael S. Maurer	622,135	[1]	26.6%
11550 North Meridian Street
Suite 115
Carmel, Indiana 46032

Eugene and Marilyn Glick	125,000		5.4%
8425 Woodfield Crossing Boulevard
Suite 300W
Indianapolis, Indiana 46240

1.	Includes 29,000 shares which Mr. Maurer has the right to acquire pursuant to the exercise of stock options.
ADDITIONAL INFORMATION
The 2009 Annual Report to Shareholders, containing financial statements for the year ended December 31, 2009, and other information concerning the operations of the Corporation is enclosed herewith, but is not to be regarded as proxy soliciting material.
Upon written request, the Company will provide without charge to each shareholder a copy of the Company’s annual report on Form 10-K which is required to be filed with the Securities and Exchange Commission for the year ended December 31, 2009. All requests should be addressed to:
Debra L. Ross, CFO
The National Bank of Indianapolis Corporation
Suite 700
107 North Pennsylvania Street
Indianapolis, Indiana 46204

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON JUNE 17, 2010
The U.S. Securities and Exchange Commission recently adopted new e-proxy rules that require companies to post their proxy materials on the internet and permit them to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this proxy statement, we have chosen to follow the SEC’s “full set” delivery option, and therefore, although we are posting a full set of our proxy materials (this proxy statement, the proxy card and our Annual Report to Shareholders for the fiscal year ended December 31, 2009) online, we are also mailing a full set of our proxy materials to our shareholders by mail. The Company’s Proxy Statement for the Annual Meeting of Shareholders to be held on June 17, 2010, Proxy Card and Annual Report to Shareholders for the fiscal year ended December 31, 2009, are available at: http://www.nbofi.com/proxy
We are mailing a full set of our printed proxy materials to shareholders of record on or about May 18, 2010. On this date, all shareholders of record and beneficial owners will have the ability to access all of the proxy materials on the website referred to above. These proxy materials will be available free of charge.

APPENDIX A
THE AMENDED AND RESTATED
NATIONAL BANK OF INDIANAPOLIS CORPORATION
2005 EQUITY INCENTIVE PLAN
SECTION 1
ESTABLISHMENT AND PURPOSE
1.1 Establishment of the Plan. The National Bank of Indianapolis Corporation, an Indiana corporation (the “Company”), hereby establishes an equity-based incentive compensation plan to be known as The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan (the “Plan”), set forth in this document. The Plan provides for the award of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock. The Plan and the grant of Awards hereunder are conditioned on the Plan’s approval by the shareholders of the Company. The Plan is adopted effective as of July 1, 2005; no Options or Restricted Stock may be awarded until the Plan has been approved by a majority of the shares of common stock of the Company represented at the shareholder’s meeting at which approval of the Plan is considered.
1.2 Purposes of the Plan. The Plan is designed to promote the interest of the Company and its Subsidiaries by encouraging their officers and key employees, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue their association with the Company and its Subsidiaries by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress.
SECTION 2
DEFINITIONS
For purposes of the Plan, the following words and phrases have the following meanings unless a different meaning is plainly required by the context:
“Award” means, individually or collectively, an award of Incentive Stock Options, Nonqualified Stock Options or Restricted Stock.
“Award Agreement” means the written agreement which sets forth the terms and provisions applicable to each Award.
“Board” or means the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to any committee of the Board, the term “Board” shall also mean such committee.

“Cause” means (i) the willful and continued failure of a Participant to perform his required duties as an officer or key employee of the Company or any Subsidiary, (ii) action by a Participant involving willful misfeasance or gross negligence, (iii) the requirement or direction of a federal or state regulatory agency having jurisdiction over the Company or any Subsidiary to terminate the employment of a Participant, (iv) conviction of a Participant of the commission of any criminal offense involving dishonesty or breach of trust, or (v) any intentional breach by a Participant of a material term, condition or covenant of any agreement of employment, termination or severance or any other agreement between the Participant and the Company or any Subsidiary.
“Change in Control” means: (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than 50 percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any Company-sponsored employee benefit plan, or purchases by members of the Board of the Company or any Subsidiary) of more than 25 percent of the common stock of the Company or any Subsidiary; (iv) during any period of two consecutive years, individuals who at the date of the adoption of the Plan constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; or (v) a majority of the Board or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.
“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section, guidance issued by the Internal Revenue Service or the Treasury Department with respect to such section, any valid regulation promulgated under such section, and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.
“Committee” means the Compensation Committee of the Board who has been designated from time to time by the Board pursuant to Section 3.1 to administer the Plan; and who is serving on the date that the Plan is approved by the shareholders of the Company or thereafter.
“Company” means The National Bank of Indianapolis Corporation, an Indiana corporation and any successor thereto.
“Company Stock” means the common voting stock of the Company.

“Director” means any individual who is a member of the Board of Directors of the Company.
“Effective Date” means July 1, 2005.
“Exercise Price” means the price at which a share of common stock of the Company may be purchased by a Participant pursuant to the exercise of an Option.
“Fair Market Value” means the mean between the reported closing bid and asked prices for the shares of Company Stock as quoted by the North American Securities Dealers Automated Quotation System (“NASDAQ”). If the common stock of the Company is not quoted by NASDAQ, Fair Market Value shall be determined by the Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company’s stock, the Fair Market Value shall be determined by the Committee in good faith based upon a valuation of the Company Stock conducted by a qualified appraiser and such other factors as the Committee deems appropriate.
“Grant Date” means, with respect to any Award granted under the Plan, the date on which the Award was granted by the Committee, regardless if the Award Agreement to which the Award relates is executed subsequent to such date.
“Incentive Stock Option” or “ISO” means an Option to purchase shares of Company Stock that is intended to meet the requirements of Code Section 422.
“Non-employee Director” means any individual who is a member of the Board of Directors and who is not an employee of the Company.
“Nonqualified Stock Option” or “NSO” means an Option granted under the Plan to purchase shares of Company Stock that is not an Incentive Stock Option.
“Option” means an Incentive Stock Option and/or a Nonqualified Stock Option.
“Optionee” means a Participant who has be granted an Option pursuant to an Award Agreement.
“Option Period” means the period during which an Option will be exercisable in accordance with the applicable Award Agreement and Section 6.
“Participant” means an officer or key employee to whom an Award has been granted.
“Period of Restriction” means the period during which the transfer of shares of Restricted Stock is subject to restrictions and, therefore, are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time or the occurrence of such other events as may be determined by the Committee in its sole discretion.
“Plan” means The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

“Restricted Stock” means an Award granted to a Participant pursuant to Section 7.
“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.
“Subsidiary” means any banking institution or other corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.
“Total and Permanent Disability” shall have the meaning ascribed to such term under The National Bank of Indianapolis Corporation Long-term Disability Plan, as amended from time to time.
SECTION 3
ADMINISTRATION
3.1 The Committee. The Plan shall be administered by a Committee of not less than three Directors of the Company who shall be designated from time to time by the Board of Directors. No Director who is also an officer or key employee of the Company or any of its Subsidiaries shall be eligible to serve as a member of the Committee. No member of the Committee shall be eligible, at any time when he is such a member, to receive an Award under the Plan. The decision of a majority of the members of the Committee shall constitute a decision of the Committee. It is intended that the Committee be comprised solely of Directors who both are (a) “Non-employee Directors” under Rule 16b-3, and (b) “outside directors” as described in Treasury Regulation Section 1.162-27(e)(3). Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration or lapse of any Award. Until and unless this Section is amended to provide otherwise, all references in the Plan to the Committee are to the Compensation Committee of the Board.
3.2 Authority of the Committee.
(a) Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee will have full power and discretion to: (i) select officers and key employees to receive Awards; (ii) determine the sizes and types of Awards; (iii) determine the terms and conditions of Awards in a manner consistent with the Plan; (iv) construe and interpret the Plan, all Award Agreements and any other agreements or instruments entered into under the Plan; (v) establish, amend or waive rules and regulations for the Plan’s administration; and (vi) amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee will make all other determinations which may be necessary or advisable for the administration of the Plan. Each Award will be evidenced by a written Award Agreement between the Company and the Participant and will contain terms and conditions established by the Committee consistent with the provisions of the Plan. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at 107 North Pennsylvania Street, Indianapolis, Indiana 46204.

(b) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan’s provisions. The Committee’s determinations and interpretations in this regard shall be final and conclusive.
(c) The Committee shall also determine, in its sole discretion, with respect to each officer or key employee, whether Options shall be ISO’s or NSO’s, or any combination thereof; and, whether any employee will be given discretion to determine whether any Options awarded to him will be ISO’s or NSO’s or any combination thereof.
SECTION 4
ELIGIBILITY
4.1 Eligibility. Officers and key employees of the Company or of any of its Subsidiaries, as selected by the Committee, are eligible to receive Awards. Members of the Committee are not eligible to receive Awards while serving as members of the Committee. An officer or key employee will become a Participant as of the date specified by the Committee. A Participant can be removed as an active Participant by the Committee effective as of any date; provided, however, that no such removal will adversely affect any Award previously granted to the Participant.
4.2 Contract of Employment. Neither the Plan nor any Award executed hereunder will constitute a contract of employment. Participation in the Plan does not give any officer or key employee the right to be retained in the employ of the Company or any Subsidiary and does not limit in any way the right of the Company or a Subsidiary to change the duties or responsibilities of any employee or to terminate the employment of any employee.
SECTION 5
SHARES SUBJECT TO THE PLAN
5.1 Number of Shares. Awards of Options and Restricted Stock will be made in shares Company Stock which can be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine in its sole discretion. Subject to the provisions of Section 5.5, the maximum number of shares to be delivered upon exercise of all Options and Restricted Stock awarded under the Plan will not exceed Seven Hundred Thirty-Three Thousand (733,000) shares. Shares covered by an Option that remain unpurchased upon expiration or termination of the Option and shares of Restricted Stock which are forfeited can be made the subject of further Awards.

5.2 Restrictions on Shares. Shares issued upon exercise of an Award will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its sole discretion may determine and provide in the Award Agreement. The Company may cause any certificate for shares to be delivered hereunder to be properly marked with a legend or other notation which reflects the limitations on transfer of such shares as provided in the Plan, the applicable Award Agreement or as the Committee may otherwise require in its sole discretion. Participants, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Participant, and each other person who is entitled to benefits hereunder, are to be provided on the condition that he furnish full, true and complete data, evidence or other information, and that he promptly signs any document reasonably related to the administration of the Plan requested by the Committee. No fractional shares will be issued under the Plan; rather, fractional shares will be aggregated and then rounded to the next lower whole share.
5.3 Shareholder Rights. Except with respect to Restricted Stock as provided in Section 7 and dividend rights as provided in Section 5.4, no person will have any rights of a shareholder (including, but not limited to, voting rights) with respect to shares subject to an Award until, after proper exercise or vesting of the Award or other action as may be required by the Committee in its sole discretion, such shares have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the shares to the Participant, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No payment or adjustment will be made for rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company’s official shareholder records (or the records of its transfer agents or registrars), except as otherwise provided herein or in an Award Agreement.
5.4 Dividends and Voting Rights. Upon the issuance of shares of Restricted Stock, subject to the requirements of Section 7.3 concerning restrictions on the transferability of Restricted Stock and the requirement that a Participant remain an employee of the Company or its Subsidiaries, the Participant will be entitled to: (i) receive all dividends payable and paid with respect to Restricted Stock awarded and issued to the him; and (ii) exercise all voting rights associated with such Restricted Stock. Provided, however, upon the transfer or other disposition of any shares of Restricted Stock in violation of subsection 7.3.1 or upon the forfeiture of any shares of Restricted Stock in accordance with subsections 7.3.2 or 7.3.3, the Participant will not be entitled to receive any dividends declared or exercise any voting rights on or after the date such shares of Restricted Stock were transferred or forfeited.

5.5 Changes in Stock.
(a) Subject to the provisions of subsection 5.5(b), in the event of any change in the Company’s shares through stock dividends, split-ups, recapitalizations, reclassifications, conversions or otherwise, or in the event that other stock shall be converted into or substituted for Company shares as the result of any merger, consolidation, reorganization or similar transaction which results in a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price and kind of shares available under the Plan and in the number, price and kind of shares covered under any Options or Restricted Stock awarded or to be awarded under the Plan. The Committee’s determination in this respect will be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan insofar as it pertains to Options or Restricted Stock theretofore awarded but which are unexercised or unvested and agrees to assume and perform the obligations of the Company hereunder. Notwithstanding the foregoing provisions of this subsection, no adjustment shall be made which would operate to reduce the Option price of any Option below the Fair Market Value of Company Stock (determined at the time the Option was granted) which is subject to the Option.
(b) In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the “Successor”), shares subject to the Plan and to each outstanding Option and award of Restricted Stock, will, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common voting stock of the Successor, and the number of shares subject to the Option or award of Restricted Stock, and the purchase price per share upon exercise of the Option or Restricted Stock, if any, will be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each Participant shall have the right:
(i) In the case of an Option, to purchase that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control, of the shares of Company Stock subject to his Option, and for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the Option, equals the aggregate Exercise Price at which the Participant could have acquired all of the shares of Company Stock theretofore optioned to the Participant.
(ii) In the case of Restricted Stock, each Participant will have that number of shares of Restricted Stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control of the Company, of the shares of Restricted Stock of the Company theretofore awarded to him.
SECTION 6
STOCK OPTIONS
6.1 Grant of Options. Subject to the terms and provisions of the Plan and Section 5.1, the Committee, at any time and from time to time, may grant Options to any officer or key employee in such amounts as the Committee determines in its sole discretion. The Committee may grant ISO’s, NSO’s or any combination thereof; provided, however, Non-employee Directors may not be granted ISO’s.

6.2 Option Award Agreement. Each Option will be evidenced by an Award Agreement that specifies the Exercise Price, the number of shares to which the Option pertains, the Option Period, any conditions on the exercise of the Option and such other terms and conditions as the Committee determines in its sole discretion. The Award Agreement will also specify whether the Option is intended to be an ISO or an NSO. All grants of Options intended to constitute ISO’s will be made in accordance, and all Award Agreements pursuant to which ISO’s are granted will comply, with the requirements of Code Section 422.
6.3 Exercise Price. The Exercise Price for each Option will be determined by the Committee; provided, however, except for adjustments provided for in Section 5.5, under no circumstances will the Exercise Price of any Option be reduced or any Option be cancelled and reissued without the approval of the shareholders of the Company. In the case of each Option, the Exercise Price will be not less than 100 percent of the Fair Market Value of the shares to which the Option relates determined as of the Grant Date; provided, however, that, in the case of an ISO, if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price of the ISO’s will be not less than 110 percent of the Fair Market Value of the stock on the Grant Date.
6.4 Option Periods. Subject to the terms and provisions of Sections 8 and 10, the Option Period with respect to each Option will commence and expire at such times as the Committee provides in the Award Agreement; provided, however, that:
(a) Options will not be exercisable later than the tenth anniversary of their respective Grant Dates;
(b) ISO’s granted to an employee who possesses more than ten percent of the total combined voting power of all classes of stock of the Company, taking into account the attribution rules of Code Section 422(d), will not be exercisable later than the fifth anniversary of their Grant Date(s); and
(c) Subject to the limits of this Section, the Committee may, in its sole discretion, after an Option is granted, extend the maximum term of the Option.
6.5 Special Calendar Year Limitation on Shares Subject to ISO’s. The aggregate Fair Market Value (determined at the time of the grant of the ISO’s) of the shares with respect to which ISO’s are exercisable for the first time by an eligible employee during any calendar year (under all plans providing for the grant of ISO’s of the Company or any of its Subsidiaries) will not exceed One Hundred Thousand Dollars ($100,000.00).
6.6 Sequence of Exercising Incentive Stock Options. Any ISO granted to an employee pursuant to the Plan will be exercisable even if there are outstanding previously granted but unexercised ISO’s with respect to such employee.

6.7 Payment for Stock. Full payment for shares purchased on the exercise of an Option will be made at the time of exercising the Option in whole or in part. Such payment may be made either (a) in cash, or (b) in the sole discretion of the Committee, by delivering whole shares already owned by the Participant for more than six months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price (the “Delivered Stock”) or a combination of cash and Delivered Stock. Delivered Stock will be valued by the Committee at its Fair Market Value determined as of the date of the exercise of the Option in accordance with the provisions of Section 6.3. No shares will be issued until full payment for them has been made, and a Participant who holds an Option will have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full Exercise Price, the Company will issue a certificate or certificates to the Participant holding the Option evidencing ownership of the shares purchased pursuant to the exercise of the Option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the applicable Award Agreement.
6.8 Nontransferability. No Option can be transferred, except by the Participant’s will or the laws of descent and distribution. During the Participant’s lifetime, his Option will be exercisable (to the extent exercisable) only by him. The Option and any rights and privileges pertaining thereto will not be transferred, assigned, pledged or hypothecated by him in any way, whether by operation of law or otherwise and will not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge or hypothecate any Option will be void and of no effect.
6.9 Early Termination of Options.
6.9.1 Termination of Employment. All rights to exercise an Option will terminate 30 days after the Optionee’s employment terminates, unless such termination is for Cause or is on account of the Total and Permanent Disability or death (but not later than the date the Option expires pursuant to its terms). Transfer of employment from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, will not be deemed a termination of employment. The Committee has the authority to determine in each case whether a leave of absence on military or government service will be deemed a termination of employment.
6.9.2 For Cause Termination. If an Optionee’s employment is terminated for Cause, no previously unexercised Option, whether or not “vested,” may be exercised. Rather, all unexercised Options will terminate effective on the date the Optionee receives notice of his termination for Cause.
6.9.3 Total and Permanent Disability or Death of Optionee. If an Optionee’s employment terminates due to Total and Permanent Disability or death, his Option(s) will terminate one year after termination of his employment due to his Total and Permanent Disability or death (but not later than the date the Option expires pursuant to its terms); provided, however, that an ISO cannot be exercised as an ISO more than three months after the Optionee’s termination of employment due to death. The exercise of an Award that was granted as an ISO which exercise occurs more than three months after the Optionee’s termination of employment due to death will be treated as the exercise of an NSO. During such period, subject to the limitations of the Option Grant, the Optionee, his guardian, attorney-in-fact or personal representative, as the case may be, may exercise the Option in full.

6.9.4 Change in Control or Death or Disability of Optionee. In the event of a Change in Control of the Company or upon the death or Total and Permanent Disability of the Optionee, the Options covered by such agreement may be exercised in full without regard to any restrictions on the exercise or vesting of such Options contained in the Award Agreement.
6.9.5 Extension of Option Period. Notwithstanding the foregoing provisions of this Section, if an Optionee’s employment terminates for any reason other than for Cause or death on or after attaining age 62, the Committee may, in its sole discretion, by means of a written amendment to the Award Agreement, provide that any unvested Option will (i) not be forfeited upon termination of employment, and (ii) become fully vested and exercisable during the Option Period specified in the Award Agreement; provided, however, that the Committee will provide in any such amendment that (A) the portion of the Option which was not vested on the date the Participant terminated employment will be immediately forfeited, and (B) any shares of Company Stock which were acquired after the Participant terminated employment must be returned to the Company, upon a finding by the Committee, as determined in its sole discretion, that the Optionee has violated any provision of the amended Award Agreement, including without limitation any non-competition, non-solicitation or non-disclosure provision thereof.
SECTION 7
RESTRICTED STOCK
7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to any officer or key employee in such amounts as the Committee determines in its sole discretion. Subject to the limitations of Section 5.1, the Committee will determine the number of shares of Restricted Stock to be granted to each Participant in its sole discretion.
7.2 Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that specifies the Period of Restriction, the number of shares granted and such other terms and conditions as the Committee determines in its sole discretion. Unless the Committee determines otherwise in its sole discretion, shares of Restricted Stock will be held by the Company, and will not be delivered to any Participant until the end of the applicable Period of Restriction.
7.3 Vesting and Transfer of Restricted Stock.
7.3.1 Restrictions on Transferability. Except as provided in this subsection, no shares of Restricted Stock awarded under the Plan may be sold, assigned, transferred, pledged or hypothecated by the Participant in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process. Each certificate evidencing shares of Restricted Stock awarded under the Plan shall bear a legend which sets forth such restrictions; and, any attempted sale, assignment, transfer, pledge, hypothecation, execution, attachment or similar disposition will be null and void and of no effect.

7.3.2 Lapse of Restrictions and Vesting. The restrictions on shares of Restricted Stock contained in subsection 7.3.1 will lapse and such shares will become fully vested, nonforfeitable and transferable upon the earliest to occur of (i) the date(s) prescribed by the Committee in the Award Agreement; (ii) the Participant’s death; or (iii) the Participant’s Total and Permanent Disability. The specific terms and conditions regarding the lapse of restriction and the vesting of shares of Restricted Stock will be contained in the Award Agreement. In no event will a Participant have any right under the Plan or in an Award Agreement to affect the time at which the Restricted Stock awarded to him becomes vested.
7.3.3 Forfeiture of Shares on Termination of Employment. If a Participant’s employment with the Company or any Subsidiary is terminated for any reason other than for Cause or on account of the Total and Permanent Disability or death, prior to the time the shares of Restricted Stock become vested, as provided in subsection 7.3.2, all of the unvested shares of Restricted Stock will be forfeited and shall thereupon revert to the Company. Such forfeiture will be effective on the date of the Participant’s termination of employment. Transfer of employment from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, will not be deemed termination of employment. The Committee has the authority to determine in each case whether a leave of absence on military or government service is deemed a termination of employment.
Notwithstanding the foregoing provisions of this Section, if a Participant’s employment terminates for any reason other than Cause or death on or after attaining age 62, the Committee may, in its sole discretion, by means of a written amendment to the Award Agreement, provide that (i) the unvested shares of Restricted Stock will not be forfeited upon termination of employment, and (ii) the restrictions on shares of Restricted Stock contained in subsection 7.3.1 will lapse and such shares will become fully vested, nonforfeitable and transferable upon the earliest to occur of: (x) the date(s) prescribed by the Committee in the amendment to the Award Agreement, (y) the Participant’s death, or (z) the Participant’s Total and Permanent Disability; provided, however, that the Committee will provide in any such amendment that (A) shares of Restricted Stock that were not vested on the date the Participant terminated employment will be immediately forfeited; and (B) shares of Restricted Stock which became vested after the Participant terminated employment must be returned to the Company, upon a finding by the Committee, as determined in its sole discretion, that the Participant has violated any provision of the amended Award Agreement, including without limitation any non-competition, non-solicitation or non-disclosure provision thereof.
7.3.4 Forfeiture on Termination For Cause. If a Participant’s employment is terminated for Cause prior to the time the shares of Restricted Stock become vested, as provided in subsection 7.3.2, all of the unvested shares will be forfeited and thereupon revert to the Company. Such forfeiture will be effective on the date the Participant receives notice of his termination for Cause.

7.3.5 Change in Control of Company. In the event of a Change in Control of the Company (i) the restrictions on the transfer of all shares of Restricted Stock provided in subsection 7.3.1, will immediately lapse, and (ii) all of the shares of Restricted Stock subject to forfeiture under subsection 7.3.1 will immediately become fully vested and nonforfeitable.
7.4 Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction will revert to the Company and thereafter will be available for the grant of new Awards.
SECTION 8
AMENDMENT, TERMINATION AND DURATION
8.1 Amendment, Suspension or Termination. The Board may, at any time, without the approval of the shareholders of the Company (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor rule promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend or discontinue the Plan, but may not, without the consent of the affected Participant or without the approval of the shareholders of the Company, make any alteration which would: (i) increase the aggregate number of shares subject to an Award, except as provided in Sections 5.5; (ii) decrease the Exercise Price, except as provided in Section 5.5; (iii) permit any member of the Committee to be eligible for an Award; (iv) withdraw administration of the Plan from the Committee or Board; (v) extend the term of the Plan, (vi) change the manner of determining the Exercise Price; (vii) change the class of individuals eligible for Awards; or (viii) without the consent of the affected Participant, alter or impair any Award.
8.2 Duration of the Plan and Shareholder Approval. The Plan will be effective on the Effective Date and, subject to Section 8.1 (regarding the Board’s right to supplement, amend, alter or discontinue the Plan), will remain in effect thereafter until terminated by the Board; provided, however, that no Award can be exercised until the Plan has been approved by the holders of at least a majority of the outstanding shares at a meeting at which approval of the Plan is considered; and, provided further, no ISO can be granted after the tenth anniversary of the Effective Date.
SECTION 9
TAX WITHHOLDING
9.1 Withholding Requirements. The Company has the power and the right, prior to the delivery of any Company Stock on the exercise of an Option or the vesting of Restricted Stock, to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all federal, state and local income and employment taxes required by applicable law to be withheld with respect to exercise or vesting of such Award. In no event will any amount withheld be in an amount that would require the Company to incur accounting charges.

9.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy a tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable shares (except in the case of exercises of ISO’s), or (b) delivering to the Company shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld; provided, however, that any shares delivered to the Company must satisfy the ownership requirements for Delivered Stock specified in Section 6.7. The amount of the withholding requirement will be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed, in the case of income tax withholding, the amount determined, based upon minimum statutory requirements, by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date the amount of income tax to be withheld is determined. The Fair Market Value of the shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
SECTION 10
LEGAL CONSTRUCTION
10.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also includes the feminine, the plural includes the singular, and the singular includes the plural.
10.2 Severability. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included herein.
10.3 Requirements of Law. The grant of Awards and the issuance of shares under the Plan will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the shares are then listed or traded.
10.4 Governing Law. The Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Indiana. The Plan and all Award Agreements are intended to comply, and will be construed by the Board and Committee in a manner which complies, with the applicable provisions of Code Section 409A. To the extent there is any conflict between a provision of the Plan or an Award Agreement and a provision of Code Section 409A, the applicable provision of Code Section 409A will control.
10.5 Headings. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction of the Plan.

10.6 Mistake of Fact. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.
10.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.
SECTION 11
MISCELLANEOUS
11.1 No Effect on Employment or Service. Neither the Plan nor the grant of any Award or the execution of any Award Agreement will confer upon any Participant any right to continued employment by the Company, or will interfere with or limit in any way the right of the Company to terminate any employee’s employment or service at any time, with or without Cause. Employment with the Company and its Subsidiaries is on an at-will basis only, unless otherwise provided by a written employment or severance agreement, if any, between the employee and the Company or an Subsidiary, as the case may be. If there is any conflict between the provisions of the Plan or any Award Agreement executed and delivered hereunder and an employment or severance agreement between an employee and the Company, the provisions of such employment or severance agreement will control, including, but not limited to, the vesting and forfeiture of any Awards.
11.2 Participation. No officer or key employee will have the right to be selected to receive an Award under the Plan or, having been selected, to be selected to receive a future Award. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.
11.3 Liability and Indemnification. No member of the Board, the Committee or any officer or employee of the Company or any Subsidiary will be personally liable for any action, failure to act, decision or determination made in good faith in connection with the Plan. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its Subsidiaries (and their respective directors, officers and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under the Plan and the deferral, payment and exercise thereof. Each person who is or was a member of the Committee, or of the Board, will be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including, but not limited to, attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement; and (b) any and all amounts paid by him in settlement thereof, with the Company’s prior written approval, or paid by him in satisfaction of any judgment in any such claim, action, suit or proceeding against him; provided, however, that he will give the Company an opportunity, at the Company’s expense, to handle and defend such claim, action, suit or proceeding before he undertakes to handle and defend the same on his own behalf. The foregoing right of indemnification is exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

11.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, are binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company.
The Company will not, and will not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of the Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company and its Successor (as defined in Section 5.5) hereunder.
11.5 Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.
11.6 Nontransferability of Awards. Except as provided in subsections 11.6.1 and 11.6.2, no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award will be subject to execution, attachment or similar process. Any attempted or purported transfer of an Award in contravention of the Plan or an Award Agreement will be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Award will be exercisable only by the Participant during his lifetime.
11.6.1 Limited Transfers of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of NSO’s by a Participant to: (a) the Participant’s spouse, any children or lineal descendants of the Participant or the Participant’s spouse, or the spouse(s) of any such children or lineal descendants (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or (c) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, “Eligible Transferees”); provided, however, in the event the Committee permits the transferability of NSO’s granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke or restrict, without the prior consent, authorization or agreement of the Eligible Transferee, the ability of the Participant to transfer NSO’s that have not been already transferred to an Eligible Transferee. An NSO that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member’s will or by the laws of descent and distribution upon the death of such Immediate Family Member. ISO’s granted under the Plan are not transferable pursuant to this Section.

11.6.2 Exercise by Eligible Transferees. In the event that the Committee, in its sole discretion, permits the transfer of NSO’s by a Participant to an Eligible Transferee under Section 11.6.1, the NSO’s transferred to the Eligible Transferee must be exercised by such Eligible Transferee; and, in the event of the death of such Eligible Transferee, by such Eligible Transferee’s executor or administrator only in the same manner, to the same extent and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his death, the Participant’s estate, will remain liable for all federal, state, local and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.
11.7 No Rights as Shareholder. Except to the limited extent provided in Section 5.4, no Participant (or any Beneficiary) will have any of the rights or privileges of a shareholder of the Company with respect to any shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such shares have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant (or his or her Beneficiary).
11.8 Investment Representations. Unless the shares subject to an Award are registered under the Securities Act of 1933, each Participant in the Award Agreement between the Company and the Participant shall agree for himself and his legal representatives that any and all shares purchased upon the exercise of an Option or acquired upon the award of Restricted Stock shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof.
11.9 Funding. Benefits payable under the Plan to any person will be paid by the Company from its general assets. Shares to be issued hereunder will be issued directly by the Company from its authorized but unissued shares or acquired by the Company on the open market, or a combination thereof. Neither the Company nor any of its Subsidiaries will be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. The Company (or any of its Subsidiaries) may, however, in its sole discretion, set funds aside in investments to meet any anticipated obligations under the Plan. Any such action or set-aside will not be deemed to create a trust of any kind between the Company and any of its Subsidiaries and any Participant or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Subsidiaries.

APPENDIX B
AUDIT COMMITTEE CHARTER
I. PURPOSE
The primary objectives of the Audit Committee are to assist the Board of Directors in its oversight of (i) the integrity of the financial statements of The National Bank of Indianapolis Corporation (the “Corporation”), (ii) the qualifications and independence of the Corporation’s independent auditors, (iii) the performance of the Corporation’s internal audit function, and (iv) the Corporation’s compliance with certain applicable legal and regulatory requirements. In addition, the Audit Committee shall appoint, oversee the performance of and approve the fees of the Corporation’s independent auditors.
In addition, the Audit Committee shall serve as the qualified legal compliance committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission.
The Audit Committee shall also prepare the Committee report to be included in the Corporation’s annual meeting proxy statement.
II. RESPONSIBILITIES
The Audit Committee’s primary responsibilities include:
Independent Auditors
•
The Committee shall have the sole authority to appoint or replace the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors shall report directly to the Committee. The Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by the independent auditors.
•	Review and approve the audit fees and all other engagement fees or compensation to be paid to the independent auditors.
•	Meet with the independent auditors prior to the commencement of the annual audit to discuss planning, staffing and budgeting of the audit.

•
Review with the independent auditors any problems or difficulties and management’s response to any material questions or issues posed by the independent auditors during the engagement. Among the items the Committee may review with the independent auditors are any communications between the audit team and the independent auditors’ national office with respect to auditing or accounting issues presented by the engagement, as well as any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors.

•
Discuss with the independent auditors the Corporation’s financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of internal controls or particular areas where new or more detailed controls or procedures are desirable or necessary.

•
Obtain and review a report from the independent auditors at least annually regarding (i) the independent auditors’ internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditors and the Corporation.

•
Evaluate the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner of the independent auditors, and taking into account the opinions of management. The Committee should present its conclusions with respect to the independent auditors to the Board of Directors.

•
Assure that the lead audit partner of the independent auditors and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002.

Financial Statements and Reporting
•
Review and discuss with management and the independent auditors the Corporation’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board of Directors whether the audited financial statements should be included in the Corporation’s Form 10-K.

•
Review and discuss with management and the independent auditors the Corporation’s quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of each Form 10-Q of the Corporation, including the results of the independent auditors’ reviews of the quarterly financial statements to the extent applicable. The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

•
Review and discuss with management and the independent auditors, as applicable, (i) the Corporation’s selection or application of critical accounting policies or principles, including any significant changes in the Corporation’s selection or application of critical accounting policies or principles, (ii) any major issues regarding the Corporation’s critical accounting policies or principles and financial statement presentation, (iii) any major issues with respect to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies or weaknesses, (iv) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (v) any off-balance sheet transactions, items or obligations (including contingent obligations) and any other relationships of the Corporation with unconsolidated entities that may have a current or future material effect on the Corporation’s financial statements, (vi) any pro forma information proposed to be included in the Corporation’s financial statements, (vii) any accounting adjustments that were identified or proposed by the independent auditors that were not implemented, and (viii) the effects of regulatory and accounting initiatives on the Corporation’s financial statements.

•
Review and discuss with management and the independent auditors, as applicable, the type and presentation of information to be included in earnings press releases (including any use of pro forma or adjusted non-GAAP information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to the public.

•
Review with management and the independent auditors any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues with respect to the Corporation’s financial statements, accounting policies or internal controls.

•
Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

•
Review disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer in connection with their certification process for the Corporation’s Form 10-K and Form 10-Q regarding any significant deficiencies or material weaknesses in the design or operation of the Corporation’s internal controls or its disclosure controls and procedures, and any fraud involving management or other employees who have a significant role in the internal controls.

•
Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

Internal Audit Function
•	Assure that the Corporation maintains an internal audit function.
•
Review the internal audit function of the Corporation, including the independence, competence, staffing and authority of the internal auditor, the reporting relationships among the internal auditor, financial management and the Committee, the internal audit reporting obligations, the proposed internal audit plans for each fiscal year and the coordination of such plans with the independent auditors.

•	Review and approve the appointment, dismissal and fees of the internal auditor.
•	Review at least annually the exceptions noted in the reports to the Committee by the internal auditor and the progress made in responding to any exceptions.
•	The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by the internal auditors.
General
•
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	Review and approve all related-party transactions involving the Corporation.
•	Discuss with management any second opinions sought from an accounting firm other than the Corporation’s independent auditors, including the substance and reasons for seeking any such opinion.
•	Discuss with the Corporation’s legal counsel any legal or regulatory matters that may have a material impact on the Corporation’s financial statements or its compliance and reporting policies.
•	Make regular reports to the Board of Directors of material actions taken by the Committee.
•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors.
•	Perform other activities that the Board of Directors deems necessary or advisable.

III. LIMITATION OF AUDIT COMMITTEE’S ROLE
While the Committee has the responsibilities set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. All members of the Committee shall have a working familiarity with basic finance and accounting practices. These are the responsibilities of management and the independent auditors.
IV. MEMBERSHIP
The Committee shall consist of at least three members of the Board of Directors as the Board shall determine from time to time in its discretion. Each member of the Committee shall be independent of management and the Corporation and shall satisfy the rules and regulations of the Securities and Exchange Commission and the QLCC composition requirements promulgated by the Commission. Members of the Committee shall be considered independent if they are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a member of the Committee. At least one member of the Committee must be an “audit committee financial expert” as defined by the Commission.
The members of the Committee shall be appointed by the Board of Directors in its discretion and shall serve until their respective successors are selected or until their earlier death, resignation or removal. Unless a Chairperson is selected by the Board of Directors, members of the Committee shall elect a Chairperson by a majority vote of the entire Committee. Committee members shall serve at the pleasure of the Board and may be removed, with or without cause, by a majority vote of the directors present at a meeting of the Board of Directors.
The Committee may delegate its authority to a subcommittee or subcommittees.
V. MEETINGS
The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditor and the independent auditors in separate executive sessions. The Committee may request any officer or employee of the Corporation or the Corporation’s legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
The Chairperson of the Committee shall preside at each Committee meeting. The Chairperson or any member of the Committee may call a meeting of the Committee upon notice to each other member at least forty-eight hours prior to the meeting. Any Committee member may waive notice of a meeting. A majority of the entire Committee shall constitute a quorum for any meeting. If a quorum is present at a Committee meeting, a majority vote of the members present at such meeting shall be required to approve any action of or to decide any question brought before the Committee.

VI. ADVISORS
The Committee shall have the exclusive authority to retain (including authority to approve fees and other retention terms), at the expense of the Corporation, and to terminate any accounting or other consultants to advise the Committee, as well as to retain any legal or other advisors as it deems appropriate. The Committee shall also have the authority, to the extent it deems appropriate, to conduct or authorize investigations into any matters within the scope of its responsibilities. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the independent auditors for the purpose of rendering or issuing an audit report or performing other services for the Corporation, and (ii) all legal, consultant and other advisors employed by the Committee.
*    *     *

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
107 North Pennsylvania, Suite 700
Indianapolis, Indiana 46204
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Debra L. Ross and Suzanne C. Harris, or either of them, as Proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of The National Bank of Indianapolis Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 107 North Pennsylvania Street, Indianapolis, Indiana on June 17, 2010, at 3:00 p.m. (local time), or any adjournment thereof, on the following matters:
1.	Election of Directors (for a 3-year term to expire at the 2013 Annual Meeting of Shareholders)

FOR all nominees listed below	WITHHOLD AUTHORITY to vote
(except as marked to the contrary below)	for all nominees listed below

Michael S. Maurer	William S. Oesterle
(INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee’s name in the list above.)
2.
Approval of the proposed amendment and restatement of the National Bank of Indianapolis Corporation 2005 Equity Incentive Plan to increase the number of shares available for issuance under the plan by 400,000 shares to 733,000 shares.

☐ FOR                     ☐ AGAINST                    ☐ ABSTAIN
3.	Ratification of the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2010.
☐ FOR                     ☐ AGAINST                    ☐ ABSTAIN
4.	In their discretion, on such other matters as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS NO. 1, 2 and 3.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on June 17, 2010. This proxy card, the related proxy statement and our 2009 Annual Report to Shareholders are available at http://www.nbofi.com/proxy.
Please sign exactly as name appears below. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:                                                             , 2010

(Signature)

(Signature, if held jointly)
Your vote is important. Please mark, sign, date and return this Proxy promptly using the enclosed envelope.